UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Annual Report

February 28, 2015

Aurora Horizons Fund

Class A
AHFAX

Class C
AHFCX

Class Y
AHFYX

Investment Adviser

Aurora Investment Management L.L.C.
300 North LaSalle Street, 52nd Floor
Chicago, Illinois  60654

Phone: 1-800-443-2862

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
CONSOLIDATED SCHEDULE OF INVESTMENTS	12
CONSOLIDATED SCHEDULE OF SECURITIES SOLD SHORT	32
CONSOLIDATED SCHEDULE OF OPTIONS WRITTEN	38
CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS	42
CONSOLIDATED SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	44
CONSOLIDATED SCHEDULE OF TOTAL RETURN SWAPS	46
CONSOLIDATED SCHEDULE OF CREDIT DEFAULT SWAPS	49
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	52
CONSOLIDATED STATEMENT OF OPERATIONS	54
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS	56
CONSOLIDATED FINANCIAL HIGHLIGHTS	58
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	61
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79
BASIS FOR TRUSTEES’ APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS	80
NOTICE OF PRIVACY POLICY & PRACTICES	92
ADDITIONAL INFORMATION	93

Letter from the President

Dear Shareholder:

Thank you for your investment in the Aurora Horizons Fund.  The enclosed annual shareholder report includes a listing of the Fund’s investments and the Fund’s audited financial statements for the 12 months ended February 28, 2015.

Aurora Horizons Fund navigated challenging global economic seas during the year, preserving capital and delivering a modest gain. Although capital preservation is one of our primary objectives in stewarding the Fund’s capital, we are not satisfied with the absolute level of return achieved in the last year.  As described further in this letter, the investing environment did present challenges to the Fund’s sub-advisers, and we know that there is always room for improvement.  Aurora has been focused on ensuring that the line-up of strategies and sub-advisers is optimized for the current environment, one that we think will be more suited for hedged and alpha-oriented portfolios, versus those more dependent on beta.

As the Fund’s investment adviser, Aurora remains focused on identifying, vetting, and engaging talented sub-advisers whose dynamic and thoughtful approach to portfolio management allows them to capitalize on the ever-changing investing landscape.  Looking ahead, we believe that greater market divergence will create a more robust opportunity set for hedged investment strategies, allowing the Fund to produce attractive risk-adjusted performance.  Our focus on managing downside risk remains paramount, and our sub-advisers continue to search for return-enhancing opportunities across and within asset classes, dynamically managing their portfolios to achieve desired outcomes for the Fund’s investors.

The enclosed report summarizes the Fund’s performance for the 12 months ending February 28, 2015. For more current information, including daily fund prices and monthly return figures, please visit http://www.AuroraHorizons.com.

Sincerely,

Scott C. Schweighauser
President, Aurora Investment Management L.L.C.
Portfolio Manager, Aurora Horizons Fund

PORTFOLIO COMMENTARY

Market Conditions

Since March 1, 2014, the global economy has continued its expansion, but economic growth across geographic regions remained uneven.  The economic recovery in the United States continued to gain momentum against a backdrop of low interest rates, an improving employment picture, and rising consumer and business confidence.  Acknowledging the improving growth outlook, the U.S. Federal Reserve moved to end its asset purchase program during the period.

Europe continued to grapple with slow economic growth and declining inflation while weathering ongoing instability in Ukraine and leadership changes in Greece.  Against this backdrop, the European Central Bank announced that it would begin an asset purchase program during 2015, which led to additional downward pressure on the Euro.  In Japan, improving corporate earnings, falling energy prices, and a weakening Yen continued to support markets, while the consumption tax increase enacted during 2014 temporarily weighed on economic growth.  Emerging markets’ growth generally slowed amid weakening commodity prices, isolationist economic policies, and a rebalancing of the Chinese economy away from investment- led growth.  Leadership changes in India and Indonesia were widely viewed as positive developments as the new governments outlined reform agendas designed to stimulate economic growth.

Stocks and bonds generally appreciated although there was dispersion across sectors.  The S&P 500® Index appreciated more than 15% while the MSCI World Index (a measure of developed market equity performance) rose nearly 8% for the year ended February 28, 2015.  Stock markets in developed nations slightly outpaced those in emerging markets.  Bond markets generally finished higher, with government and investment grade securities outperforming lower quality credit.  Commodities, especially oil, suffered during the period as supply growth outstripped demand.

Performance Results

For the twelve month period ended February 28, 2015, Class Y shares returned +0.18% at net asset value, while producing volatility in line with our target.  For comparison, the HFRI Fund of Funds Index returned +4.07% for the same period.  Since inception, the Fund has had a daily annualized volatility of 3.84% which is consistent with our risk management objectives and meaningfully less than the historical volatility of stocks.

Explanation of Fund Performance

As of February 28, 2015, the Fund allocated its assets to nine sub-advisers across a variety of investment strategies including Long/Short Equities, Event-Driven, Long/Short Credit, Macro, and Short-Biased.  Each sub-adviser executes a unique investment approach that is a component part of the Fund’s broader objective of generating consistent long-term capital growth.

For the twelve month period ended February 28, 2015, Fund performance was led by the Macro and Event-Driven strategies, while the Long/Short Credit, Long/Short Equities, and Short-Biased strategies detracted.

The Macro strategy produced robust results as sustained trends developed across a number of markets.  The Fund was able to capitalize on these opportunities through a systematic investment approach focused on identifying and profiting from persistent market moves.  Examples of trending behavior in markets included the sell-off in crude oil, U.S. Dollar strength, and declining global interest rates.  All asset classes contributed positively, with positions in interest rates, energy, and currencies producing the strongest returns.

Corporate event activity remained robust as rising business confidence, low interest rates, and stable financial markets incentivized management teams to seek out ways to enhance shareholder value through acquisitions, divestitures, and buybacks.  Against this backdrop, our Event-Driven strategy produced gains from a range of investments across the U.S., Europe, and Asia.  The Fund profited from consolidation activity within the healthcare and technology sectors, which produced companies with more robust product lineups and improved pricing power.  Other holdings benefited from successful divestitures that resulted in more focused business operations and faster core growth.

Our Long/Short Credit strategy suffered amid weakness in high yield credit markets and corresponding spread-widening over the period.  Volatility in the energy sector, brought on by declining oil prices, proved especially challenging as widespread selling by investors drove down security prices across the high yield market.  Tactical trading and exposure to several event-oriented opportunities offset a portion of the losses.

Declining oil prices led to selling in the energy sector and disruptions in the basic materials and industrials sectors, which pressured our Long/Short Equities strategy.  In addition, there were several periods of investor de-risking that led to sustained spikes in intra-stock correlation.  Higher intra-stock correlation implies that stocks are moving less independently of each other, presenting a more challenging backdrop for our Long/Short Equities sub-advisers.  Sub-advisers were able to capitalize on opportunities in the technology and consumer sectors.

Finally, our Short-Biased strategy detracted amid a challenging period that saw equity markets move higher while market volatility remained largely subdued.  Losses stemmed from short equity positions in pharmaceutical and biotechnology companies along with short equity holdings in the consumer sector, which detracted on the back of an improved earnings outlook brought on by lower oil prices.  Sub-advisers took advantage of short opportunities in the energy, industrials, and basic materials sectors, while the options component of the strategy struggled due to rising equity markets and stable volatility.

Outlook

In recent years, unprecedented central bank activism has led to a historic rush of liquidity into assets that have a significant degree of price volatility. This backdrop has contributed to the robust performance of many traditional, long- only asset classes. Looking forward, we expect that the U.S. Federal Reserve’s tapering of quantitative easing, followed by the potential for relatively higher interest rates, will put us on a path to a normalization of interest rates and an investment environment that favors hedged investment strategies. In other words, we believe that markets are likely to transition from an environment in which results are driven by beta to one that is more conducive to alpha generation. The next phase of monetary policy in the U.S. and abroad could lead to increased volatility and higher levels of dispersion across and within markets. A combination of low intra-stock correlation and increased dispersion should be a tailwind for managers dependent on a more discriminating market environment to successfully implement their respective strategy.

Further, a robust backdrop for corporate activity has created a favorable opportunity set for event-driven investments. Following a period of underinvestment, management teams and boards of directors are actively seeking to grow and create value for their shareholders. Low interest rates, high levels of cash on corporate balance sheets, and the presence of constructive shareholders pushing for shareholder-friendly actions have created a wave of corporate events such as mergers, divestitures, management team changes, and other company-specific transformational activity. We anticipate this favorable event-driven market environment will continue in the year ahead.

While central bank policy is likely to become less accommodative in the U.S., differing policy responses in other global markets may create varied economic outcomes and present a compelling opportunity for macro-minded investors who can profit from top-down thematic views across regions and asset classes.

As markets become more discerning and companies look for new ways to deploy capital, we believe that alpha-focused strategies, specifically, Long/Short Equities, Event-Driven, Long/Short Credit, remain well-positioned to profit from a diverse set of long and short opportunities.  In addition, dislocations brought on by declining oil prices should provide discounted equity and credit opportunities.  Finally, as part of building a resilient portfolio, we believe the Fund’s diversifying strategies – Macro and Short-Biased – provide the appropriate complement to achieving our investment goals.

As we consider the current investment landscape and the opportunities that exist, we are focused on the low yield levels for many fixed income securities and observe that we may be on the cusp of a paradigm shift in which investors no longer can rely on the tailwind of falling bond yields to stabilize their portfolios.  In the absence of that tailwind, investors will need to seek a durable substitute.  It is our continued belief that allocations to dynamic and diversifying hedge fund strategies can fill this void while doing so with low correlation to traditional bond markets and potential downside protection during market drawdowns.

Risks

Portions of the fund’s assets are managed by different sub-advisers using different styles. These styles may not always complement each other, which could adversely affect the performance of the fund and may lead to higher transaction expenses. Investments in equity securities and equity-linked derivative instruments may be subject to unpredictable declines in value and periods of below-average performance in individual securities or in the equity market as a whole. Fixed-income securities may be subject to the risk that the issuer of the securities may be unable to make principal and interest payments when they are due. Lower-rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy. Investments in derivative instruments and selling securities short involve the use of leverage. Leverage can increase the investment returns of the fund. However, if the securities decrease in value, the fund will suffer a greater loss than would have resulted without the use of leverage. Non-diversified funds may invest a greater portion of assets in individual issuers and can be more volatile than diversified funds. Foreign investments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. These risks are magnified in emerging markets.

AURORA HORIZONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (9/1/2014 – 2/28/2015).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses.  If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.75% when you invest.  Class A shares are also subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase.  A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line

AURORA HORIZONS FUND
Expense Example (Continued)
(Unaudited)

of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 –
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual**	$1,000.00	$ 991.80	$14.52
Hypothetical (5% return
before expenses)***	$1,000.00	$1,010.22	$14.65

*	Expenses are equal to the Class A shares annualized expense ratio of 2.94%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period since inception.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.74.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.87.

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 –
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual**	$1,000.00	$ 987.90	$18.09
Hypothetical (5% return
before expenses)***	$1,000.00	$1,006.60	$18.26

*	Expenses are equal to the Class C shares annualized expense ratio of 3.67%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period since inception.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $16.41.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $16.58.

	Class Y
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 –
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual**	$1,000.00	$ 993.30	$13.20
Hypothetical (5% return
before expenses)***	$1,000.00	$1,011.55	$13.32

*	Expenses are equal to the Class Y shares annualized expense ratio of 2.67%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period since inception.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $11.52.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $11.63.

AURORA HORIZONS FUND
Investment Highlights
(Unaudited)

The Fund seeks to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Adviser seeks to achieve the Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers (each, a “Sub-Adviser”) who implement a number of different alternative investment strategies and invest in a variety of markets.  The Adviser is responsible for identifying and researching potential Sub-Advisers, monitoring the performance of the Sub-Advisers and allocating and reallocating the Fund’s assets among Sub-Advisers.  The identity and number of Sub-Advisers and the Adviser’s allocation of Fund assets among them will change over time.  As of February 28, 2015 the Fund had 23.50% foreign concentration for long securities.  The allocation of portfolio holdings as of February 28, 2015 was as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*Valued at the net unrealized appreciation (depreciation).

Continued

AURORA HORIZONS FUND
Investment Highlights (Continued)
(Unaudited)

Annualized Total Returns as of February 28, 2015(1)

		Since Inception
	1 Year	(3/27/13)
Aurora Horizons Fund
Class A (with sales charge)	(5.90)%	(0.62)%
Class A (without sales charge)	(0.16)%	2.48%
Class C (with sales charge)	(1.91)%	1.66%
Class C (without sales charge)	(0.93)%	1.66%
Class Y	0.18%	2.71%
S&P 500® Total Return Index	15.51%	19.15%
HFRI Fund of Funds Composite Index	4.07%	5.64%
HFRX Global Hedge Fund Index(2)	(0.21)%	2.40%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class C.  Returns without sales charges do not reflect the current maximum sales charges.  Had the sales charges been included, the returns would have been lower.

(2)	The HFRX Global Hedge Fund Index will replace the HFRI Fund of Funds Composite Index as the primary benchmark as it is a more appropriate comparison.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-443-2862.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The performance for Class Y shares does not reflect any sales charges. The graph does not reflect any future performance.

The S&P 500® Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds.  Funds included within the index either have at least $50 million in assets under management or have been actively trading for at least twelve (12) months.  Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted.  The index is rebalanced monthly.  Performance data is net of all fees charged by the hedge funds.  Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc.  The Fund does not expect to update the

AURORA HORIZONS FUND
Investment Highlights (Continued)
(Unaudited)

index returns provided if subsequent recalculations cause such returns to change.  In addition, because of these recalculations, the HFRI Index returns reported by the Fund may differ from the index returns for the same period published by others.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc., www.hedgefundresearch.com is the source for the HFRX Global.

Growth of $100,000 Investment(1)

(1)	The minimum investment for Class A and Class C is $2,500.
(2)	Inception date.
(3)	Reflects 5.75% initial sales charge.
(4)	Data for the HFRI Fund of Funds Composite Index is only available for monthly periods; therefore this chart reflects growth for the period beginning March 31, 2013.
(5)	The HFRX Global Hedge Fund Index will replace the HFRI Fund of Funds Composite Index as the primary benchmark as it is a more appropriate comparison.

AURORA HORIZONS FUND

Consolidated Schedule of Investments

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24%

Aerospace & Defense – 3.40%
B/E Aerospace, Inc.	10,651	$676,765
Boeing Co.	8,660	1,306,361
CAE, Inc. (a)	99,801	1,204,701
Huntington Ingalls Industries, Inc.	300	42,399
Spirit AeroSystems Holdings, Inc. (b)	400	19,684
Textron, Inc. (e)	8,500	376,635
Triumph Group, Inc. (e)	35,395	2,116,267
United Technologies Corp. (e)	8,031	979,059
		6,721,871
Air Freight & Logistics – 0.08%
FedEx Corp. (e)	900	159,282

Airlines – 1.13%
Alaska Air Group, Inc.	15,623	994,404
American Airlines Group, Inc.	22,793	1,091,785
Delta Air Lines, Inc.	100	4,452
Southwest Airlines Co. (e)	3,100	134,044
United Continental Holdings, Inc. (b)	100	6,518
		2,231,203
Auto Components – 2.20%
American Axle & Manufacturing Holdings, Inc. (b)	34,379	856,725
Goodyear Tire & Rubber Co. (e)	41,318	1,104,430
Koito Manufacturing Co. Ltd. (a)	21,400	685,158
Lear Corp. (e)	8,168	889,658
Magna International, Inc. (a)	7,571	824,936
		4,360,907
Automobiles – 0.80%
Fiat Chrysler Automobiles NV (a)(b)	1,800	27,738
Ford Motor Co.	2,100	34,314
General Motors Co. (e)(g)	26,125	974,724
Harley Davidson, Inc. (e)	8,600	546,702
		1,583,478
Banks – 1.99%
Bank of America Corp. (g)	57,165	903,778
Citigroup, Inc. (g)	15,455	810,151
JPMorgan Chase & Co. (g)	17,260	1,057,693
KeyCorp (e)	34,600	481,978

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Banks – 1.99% (Continued)
Regions Financial Corp. (e)	70,000	$672,700
		3,926,300
Beverages – 2.25%
Anheuser Busch InBev NV – ADR	10,228	1,295,478
Coca-Cola Enterprises, Inc. (e)	15,000	693,000
Heineken NV (a)	8,294	648,210
Molson Coors Brewing Co. (e)	21,685	1,645,675
PepsiCo, Inc.	1,700	168,266
		4,450,629
Capital Markets – 1.30%
Ameriprise Financial, Inc.	200	26,726
Charles Schwab Corp. (e)	9,500	278,730
E*Trade Financial Corp. (b)(e)	8,400	218,694
GAM Holding AG (a)	63,902	1,246,737
Goldman Sachs Group, Inc. (e)	2,800	531,412
Lazard Ltd. (a)	500	25,440
Morgan Stanley (e)	5,800	207,582
Northern Trust Corp.	500	34,915
		2,570,236
Chemicals – 3.69%
Air Products & Chemicals, Inc.	10,680	1,667,575
Akzo Nobel NV (a)	12,272	911,865
Arkema SA (a)	6,489	485,938
Clariant AG (a)	20,801	376,593
Cytec Industries, Inc.	21,279	1,117,786
Dow Chemical Co.	12,807	630,617
Eastman Chemical Co. (e)	800	59,568
FMC Corp. (e)	18,102	1,147,848
Huntsman Corp.	1,100	24,706
Kuraray Co. Ltd. (a)	51,900	713,693
Mosaic Co.	300	15,978
Westlake Chemical Corp.	2,200	146,872
		7,299,039
Commercial Services & Supplies – 0.69%
Pitney Bowes, Inc.	300	6,951
Secom Co. Ltd. (a)	18,801	1,170,416
Tyco International PLC (a)	4,600	194,212
		1,371,579

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Communications Equipment – 0.01%
Cisco Systems, Inc.	700	$20,657

Construction & Engineering – 0.94%
Jacobs Engineering Group, Inc. (b)	20,320	900,989
Quanta Services, Inc. (b)(e)	33,630	967,871
		1,868,860
Consumer Finance – 0.82%
American Express Co. (g)	19,405	1,583,254
Santander Consumer USA Holdings, Inc.	1,400	31,542
		1,614,796
Containers & Packaging – 1.47%
Owens-Illinois, Inc. (b)(e)	110,705	2,896,043
Rock Tenn Co.	300	20,592
		2,916,635
Diversified Financial Services – 3.00%
ASX Ltd. (a)	32,246	1,112,201
Berkshire Hathaway, Inc. (b)(e)(g)	5,700	840,237
Far East Horizon Ltd. (a)	1,221,555	1,138,740
First Pacific Co. Ltd. (a)	1,146,552	1,166,391
ING Groep NV (a)(b)	49,809	744,387
Leucadia National Corp. (e)	12,860	305,168
Rescap Liquidating Trust (b)	34,333	489,589
Voya Financial, Inc. (e)	3,300	145,827
		5,942,540
Diversified Telecommunication Services – 0.33%
CenturyLink, Inc.	1,000	37,860
Frontier Communications Corp.	700	5,586
Swisscom AG (a)	1,070	613,369
		656,815
Electric Utilities – 0.42%
Entergy Corp.	2,200	174,922
NextEra Energy, Inc. (e)	6,300	651,798
		826,720

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Electrical Equipment – 0.84%
General Cable Corp.	84,201	$1,266,383
OSRAM Licht AG (a)	8,517	390,576
		1,656,959
Electronic Equipment, Instruments & Components – 0.13%
Anixter International, Inc. (b)	3,172	250,239
Corning, Inc.	200	4,880
		255,119
Energy Equipment & Services – 3.54%
Aker Solutions ASA (a)	65,181	365,610
Baker Hughes, Inc.	6,080	380,061
Diamond Offshore Drilling, Inc.	1,870	56,904
Dril-Quip, Inc. (b)	4,705	341,865
FMC Technologies, Inc. (b)	6,265	250,161
Halliburton Co.	17,320	743,721
John Wood Group PLC (a)	107,313	1,102,571
Noble Corp. PLC (a)	9,215	153,338
Oceaneering International, Inc.	6,446	351,500
Oil States International, Inc. (b)(e)	32,049	1,393,491
Rubis SCA (a)	21,505	1,304,806
Schlumberger Ltd. (a)(g)	6,715	565,134
		7,009,162
Food & Staples Retailing – 0.73%
CVS Health Corp.	4,240	440,409
Kroger Co. (e)	1,700	120,955
Wal-Mart Stores, Inc. (e)	10,555	885,881
		1,447,245
Food Products – 3.90%
Aryzta AG (a)	14,950	1,194,934
Bunge Ltd. (a)(e)	1,100	89,958
JM Smucker Co.	3,666	422,873
Kerry Group PLC (a)	15,704	1,142,275
Kraft Foods Group, Inc. (e)	28,373	1,817,574
Mead Johnson Nutrition Co.	13,719	1,437,203
Mondelez International, Inc.	35,798	1,322,199
Tyson Foods, Inc. (e)	7,200	297,432
		7,724,448

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Health Care Equipment & Supplies – 0.56%
BioMerieux (a)	10,158	$1,106,261

Health Care Providers & Services – 3.01%
Aetna, Inc. (e)	1,700	169,235
Anthem, Inc. (e)	900	131,805
Centene Corp. (b)	400	24,584
Cigna Corp. (e)	1,000	121,630
Community Health Systems, Inc. (b)	300	14,556
Fresenius SE & Co. KGaA (a)	19,448	1,113,839
HCA Holdings, Inc. (b)(e)	1,000	71,540
Humana, Inc.	200	32,876
Laboratory Corporation of America Holdings (b)	2,468	303,638
Orpea (a)	18,591	1,236,598
Quest Diagnostics, Inc.	1,000	70,140
Sonic Healthcare Ltd. (a)	74,489	1,131,523
UDG Healthcare PLC (a)	211,545	1,525,196
		5,947,160
Hotels, Restaurants & Leisure – 0.67%
Carnival Corp. (a)(e)	12,500	549,875
Darden Restaurants, Inc. (e)	1,300	83,200
McDonald’s Corp. (e)(g)	6,900	682,410
Royal Caribbean Cruises Ltd. (a)	200	15,284
		1,330,769
Household Durables – 1.01%
Harman International Industries, Inc. (e)	14,436	1,992,024

Household Products – 0.18%
Energizer Holdings, Inc. (e)	2,600	347,958

Independent Power and Renewable Electricity Producers – 0.14%
NRG Energy, Inc. (e)	11,500	275,770

Industrial Conglomerates – 1.56%
Danaher Corp.	14,914	1,301,694
DCC PLC (a)	19,590	1,170,446
ThyssenKrupp AG (a)	23,192	617,419
		3,089,559

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Insurance – 0.82%
American International Group, Inc. (g)	23,835	$1,318,790
Everest Re Group Ltd. (a)(e)	800	141,944
Hartford Financial Services Group, Inc.	1,300	53,248
MetLife, Inc.	700	35,581
Principal Financial Group, Inc.	600	30,702
Prudential Financial, Inc.	400	32,340
Unum Group	400	13,424
		1,626,029
Internet Software & Services – 0.37%
Google, Inc. – Class A (b)(g)	570	318,288
Google, Inc. – Class C (b)	565	317,886
Spark Networks, Inc. (b)	27,155	97,487
		733,661
IT Services – 1.46%
Accenture PLC (a)(g)	4,750	427,642
Amdocs Ltd. (a)(e)	4,000	210,000
AtoS (a)	5,574	397,145
Computer Sciences Corp. (e)	200	14,184
Itochu Techno-Solutions Corp. (a)	14,300	561,839
Nomura Research Institute Ltd. (a)	34,017	1,190,062
Western Union Co. (e)	4,800	93,696
		2,894,568
Machinery – 2.70%
Harsco Corp.	48,422	798,479
Kurita Water Industries Ltd. (a)	30,000	742,571
PACCAR, Inc.	1,200	76,860
Spirax-Sarco Engineering PLC (a)	24,640	1,221,862
Sulzer AG (a)	3,396	412,856
Terex Corp.	37,257	1,021,214
Timken Co.	9,980	423,950
Valmont Industries, Inc.	5,100	635,715
		5,333,507
Media – 2.11%
CBS Corp.	13,015	769,186
Comcast Corp.	1,000	58,945
DISH Network Corp. (b)(e)	20,456	1,535,018
Gannett Co., Inc.	1,000	35,400

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Media – 2.11% (Continued)
Liberty Global PLC – Class A (a)(b)	3,625	$195,967
Liberty Global PLC – Class C (a)(b)	9,915	517,266
Time Warner Cable, Inc. (e)	800	123,240
Viacom, Inc. (g)	7,935	554,974
Walt Disney Co.	3,685	383,535
		4,173,531
Metals & Mining – 0.13%
Alcoa, Inc.	5,400	79,866
ArcelorMittal – ADR	3,900	42,666
Freeport-McMoRan, Inc.	900	19,467
Nucor Corp. (e)	2,300	108,169
		250,168
Multiline Retail – 0.43%
Kohl’s Corp. (g)	9,550	704,790
Macy’s, Inc.	600	38,232
Target Corp. (e)	1,300	99,879
		842,901
Multi-Utilities – 0.42%
PG&E Corp.	3,100	166,563
Sempra Energy (e)	6,100	660,020
		826,583
Oil, Gas & Consumable Fuels – 0.40%
Cheniere Energy, Inc. (b)	7,052	568,603
HollyFrontier Corp.	1,600	70,384
Tesoro Corp.	1,200	110,208
Valero Energy Corp. (e)	700	43,183
		792,378
Paper & Forest Products – 0.04%
International Paper Co. (e)	1,500	84,615

Pharmaceuticals – 2.61%
AbbVie, Inc.	100	6,050
Actavis PLC (a)(b)	4,327	1,260,715
Allergan, Inc.	6,781	1,578,210
Merck & Co, Inc.	600	35,124

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Pharmaceuticals – 2.61% (Continued)
Salix Pharmaceuticals Ltd. (b)	1,534	$241,145
Shire PLC – ADR	1,731	418,746
Zoetis, Inc.	35,071	1,616,422
		5,156,412
Professional Services – 0.60%
Teleperformance (a)	15,482	1,195,947

Real Estate Management & Development – 0.08%
Jones Lang LaSalle, Inc. (e)	1,000	161,250

Road & Rail – 0.85%
Canadian Pacific Railway Ltd. (a)	5,135	963,429
Hertz Global Holdings, Inc. (b)	30,246	697,775
Union Pacific Corp.	190	22,849
		1,684,053
Semiconductors & Semiconductor Equipment – 0.77%
Applied Materials, Inc.	13,292	332,965
Intel Corp. (e)	3,200	106,400
Lam Research Corp.	300	24,738
Maxim Integrated Products, Inc.	100	3,439
Micron Technology, Inc. (b)	800	24,536
NVIDIA Corp.	200	4,412
NXP Semiconductors NV (a)(b)	11,712	994,290
SunEdison, Inc. (b)	1,400	30,996
		1,521,776
Software – 0.56%
Electronic Arts, Inc. (b)	600	34,308
Open Text Corp. (a)	18,562	1,081,261
		1,115,569
Specialty Retail – 1.38%
Advance Auto Parts, Inc. (e)	1,800	278,874
Bed Bath & Beyond, Inc. (b)(e)(g)	7,720	576,375
Best Buy Co., Inc.	400	15,240
Gap, Inc.	600	24,960
Home Depot, Inc. (e)(g)	2,800	321,300
Hotel Shilla Co. Ltd. (a)	12,063	1,088,094
PetSmart, Inc.	100	8,291

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS – 58.24% (Continued)

Specialty Retail – 1.38% (Continued)
Signet Jewelers Limited (a)	1,900	$227,772
Staples, Inc.	800	13,412
TJX Companies, Inc.	2,700	185,328
		2,739,646
Technology Hardware, Storage & Peripherals – 0.58%
Apple, Inc. (e)(g)	7,390	949,319
Hewlett-Packard Co. (e)	1,900	66,196
Seagate Technology PLC (a)	600	36,672
Western Digital Corp. (e)	900	96,282
		1,148,469
Thrifts & Mortgage Finance – 0.10%
Ocwen Financial Corp. (b)	24,895	202,645

Trading Companies & Distributors – 0.47%
Brammer PLC (a)	170,889	936,588

Transportation Infrastructure – 0.57%
SATS Ltd. (a)	485,168	1,124,945
TOTAL COMMON STOCKS (Cost $106,610,895)		115,249,222

EXCHANGE-TRADED FUNDS – 0.13%

SPDR S&P 500 ETF Trust (g)	1,225	258,058
TOTAL EXCHANGE-TRADED FUNDS (Cost $238,537)		258,058

PREFERRED STOCKS – 0.30%

Consumer Finance – 0.30%
Ally Financial, Inc.	585	589,479
TOTAL PREFERRED STOCKS (Cost $585,000)		589,479

	Principal
	Amount
CORPORATE BONDS – 7.75%

Automobiles – 0.94%
General Motors Co.
6.250%, 10/02/2043	$1,134,000	1,412,304
5.200%, 04/01/2045	406,000	451,284
		1,863,588

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
CORPORATE BONDS – 7.75% (Continued)

Beverages – 0.49%
Cott Beverages, Inc.
5.375%, 07/01/2022 (h)	$1,041,000	$962,925

Chemicals – 0.36%
Hexion US Finance Corp.
6.625%, 04/15/2020	750,000	720,000

Containers & Packaging – 0.26%
Ardagh Finance Holdings SA
8.375%, 06/15/2019 (a)(i)	104,257	119,001
Ardagh Packaging Finance PLC
6.000%, 06/30/2021 (a)(h)	409,000	399,286
		518,287
Diversified Consumer Services – 0.16%
Board of Trustees of The Leland Stanford Junior University
4.249%, 05/01/2054	65,000	73,699
Massachusetts Institute of Technology
4.678%, 07/01/2114	209,000	242,948
		316,647
Diversified Telecommunications Services – 0.29%
Intelsat Luxembourg SA
7.750%, 06/01/2021 (a)	206,000	191,580
Wind Acquisition Finance SA
4.750%, 07/15/2020 (a)(h)	369,000	373,613
		565,193
Health Care Providers & Services – 0.63%
Children’s Hospital Medical Center
4.268%, 05/15/2044	80,000	84,336
Cleveland Clinic Foundation
4.858%, 01/01/2114	102,000	108,744
Dignity Health
5.267%, 11/01/2064	114,000	126,185
InVentiv Health, Inc.
11.000%, 08/15/2018 (h)	816,000	738,480
11.000%, 08/15/2018 (h)	155,000	140,275

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
CORPORATE BONDS – 7.75% (Continued)

Health Care Providers & Services – 0.63% (Continued)
Trinity Health Corp.
4.125%, 12/01/2045	$39,000	$39,082
		1,237,102
Internet Software & Services – 0.38%
EarthLink Holdings Corp.
8.875%, 05/15/2019	285,000	294,262
7.375%, 06/01/2020	450,000	462,375
		756,637
Leisure Products – 0.21%
Icon Health & Fitness, Inc.
11.875%, 10/15/2016 (h)	417,000	413,872

Media – 0.58%
WideOpenWest Finance LLC
13.375%, 10/15/2019	409,000	425,360
Postmedia Network, Inc.
12.500%, 07/15/2018 (a)	697,000	732,721
		1,158,081
Metals & Mining – 0.39%
Cliffs Natural Resources, Inc.
5.950%, 01/15/2018	848,000	763,200

Oil, Gas & Consumable Fuels – 1.34%
ACMP Finance Corp.
4.875%, 03/15/2024	205,000	211,535
Cimarex Energy Co.
4.375%, 06/01/2024	442,000	436,475
DCP Midstream LLC
9.750%, 03/15/2019 (h)	413,000	457,992
DCP Midstream Operating PL
5.600%, 04/01/2044	402,000	348,755
Dynagas Long Partners LP
6.250%, 10/30/2019 (a)	115,000	101,775
Midcontinent Express Pipeline LLC
6.700%, 09/15/2019 (h)	90,000	98,325
Penn Virginia Corp.
8.500%, 05/01/2020	286,000	281,710

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
CORPORATE BONDS – 7.75% (Continued)

Oil, Gas & Consumable Fuels – 1.34% (Continued)
Talisman Energy, Inc.
6.250%, 02/01/2038 (a)	$175,000	$191,651
5.500%, 05/15/2042 (a)	506,000	518,743
		2,646,961
Pharmaceuticals – 0.13%
Zoetis, Inc.
4.700%, 02/01/2043	257,000	263,275

Software – 0.72%
Interface Security Systems Holdings, Inc.
9.250%, 01/15/2018	1,423,000	1,423,000

Technology Hardware, Storage & Peripherals – 0.36%
Dell, Inc.
6.500%, 04/15/2038	289,000	299,115
5.400%, 09/10/2040	425,000	401,625
		700,740
Utilities – 0.51%
EDP Fin BV
5.250%, 01/14/2021 (a)(h)	795,000	873,808
Energy Future Intermediate Holding Co. LLC
0.000%, 12/01/2020 (f)	1,450,000	145,000
		1,018,808
TOTAL CORPORATE BONDS (Cost $14,967,953)		15,328,316

MUNICIPAL BONDS – 3.37%

Alabama – 0.27%
Birmingham-Jefferson Civic Center Authority
3.000%, 07/01/2027 (j)	110,000	107,994
3.250%, 07/01/2029 (j)	50,000	49,288
3.375%, 07/01/2030 (j)	45,000	43,892
Cullman Utilities Board Water Division
3.750%, 09/01/2040 (j)	100,000	98,625
3.750%, 09/01/2045 (j)	205,000	198,122

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
MUNICIPAL BONDS – 3.37% (Continued)

Alabama – 0.27% (Continued)
Muscle Shoals Utilities Board
3.500%, 12/01/2038	$30,000	$29,335
		527,256
Arizona – 0.01%
Yuma County Elementary School District No. 13 Crane
3.250%, 07/01/2029 (j)	25,000	24,493

California – 0.17%
Cotati-Rohnert Park Unified School District
4.000%, 08/01/2049	115,000	116,711
Norco Community Redevelopment Agency Successor Agency
3.250%, 03/01/2028	55,000	54,942
San Pablo Joint Powers Financing Authority
3.625%, 11/01/2044 (j)	75,000	73,591
Sausalito Marin School District
3.375%, 08/01/2042	5,000	4,722
Tracy Unified School District
3.000%, 08/01/2029 (j)	5,000	4,931
Val Verde Unified School District
3.625%, 08/01/2044 (j)	75,000	73,468
		328,365
Colorado – 0.06%
El Paso County School District No. 49 Falcon
3.500%, 12/15/2037	120,000	117,536

Connecticut – 0.20%
Hartford Stadium Authority
3.000%, 02/01/2024	20,000	19,907
5.000%, 02/01/2036	160,000	174,344
5.375%, 02/01/2042	200,000	200,340
		394,591
Florida – 0.42%
City of Miami Gardens, FL
5.000%, 07/01/2039	325,000	363,214
City of Miramar, FL
3.250%, 10/01/2031 (j)	190,000	183,829
3.375%, 10/01/2032 (j)	195,000	189,567

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
MUNICIPAL BONDS – 3.37% (Continued)

Florida – 0.42% (Continued)
City of Pompano Beach, FL
3.500%, 09/01/2035	$50,000	$47,536
County of Miami-Dade, FL
3.000%, 07/01/2030	50,000	48,381
		832,527
Indiana – 0.05%
Purdue University
3.000%, 07/01/2030 (j)	60,000	58,441
3.125%, 07/01/2031 (j)	40,000	39,241
		97,682
Kansas – 0.20%
Bourbon County Unified School District No. 234 – Fort Scott
4.000%, 09/01/2040	190,000	194,374
Seward County Unified School District No. 480 Liberal
4.250%, 09/01/2039	195,000	204,171
		398,545
Michigan – 0.32%
City of Calhoun, MI
3.625%, 04/01/2036	30,000	30,103
3.750%, 04/01/2039	35,000	35,187
Grand Traverse County Hospital Finance Authority
4.000%, 07/01/2039	25,000	24,692
Michigan Finance Authority
4.000%, 06/01/2039	125,000	124,609
5.000%, 06/01/2039	50,000	55,792
Michigan Strategic Fund
4.000%, 10/15/2047	365,000	359,102
		629,485
Missouri – 0.12%
Health & Educational Facilities Authority of the State of Missouri
4.000%, 11/15/2045	145,000	143,978
Missouri Development Finance Board
3.750%, 06/01/2032 (j)	100,000	98,002
		241,980

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
MUNICIPAL BONDS – 3.37% (Continued)

Nebraska – 0.05%
Omaha Public Power District
4.000%, 02/01/2038	$100,000	$104,495

New Jersey – 0.09%
Franklin Township Board of Education
3.000%, 02/01/2032	184,000	177,816

New York – 0.13%
New York State Dormitory Authority
4.000%, 03/15/2032	245,000	265,200

North Carolina – 0.04%
County of Pitt, NC
3.000%, 04/01/2031 (j)	50,000	49,059
3.125%, 04/01/2032 (j)	40,000	39,659
		88,718
Ohio – 0.86%
Bethel Local School District
4.000%, 11/01/2051	70,000	70,937
Brunswick City School District
3.750%, 12/01/2031	40,000	40,186
Buckeye Tobacco Settlement Financing Authority
5.125%, 06/01/2024	155,000	132,327
City of Westlake, OH
4.000%, 12/01/2037	40,000	41,337
4.000%, 12/01/2041	40,000	41,137
4.125%, 12/01/2044	65,000	67,347
Cloverleaf Local School District
3.500%, 03/01/2032	70,000	70,129
County of Cuyahoga, OH
3.625%, 12/01/2035	80,000	79,939
Elyria City School District
3.000%, 12/01/2035	100,000	93,794
Liberty Center School District
4.125%, 11/01/2051	80,000	81,372
Northeast Ohio Regional Sewer District
4.000%, 11/15/2049	250,000	257,287
Northwood Local School District
4.000%, 07/15/2051	215,000	217,043

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
MUNICIPAL BONDS – 3.37% (Continued)

Ohio – 0.86% (Continued)
Ohio Higher Educational Facility Commission
3.750%, 05/01/2038 (j)	$50,000	$49,011
Ohio University
5.590%, 12/01/2114	405,000	457,812
		1,699,658
Oklahoma – 0.02%
Oklahoma Municipal Power Authority
3.625%, 01/01/2038	50,000	49,499

Oregon – 0.00%
Linn Benton Community College District
3.000%, 06/01/2030	10,000	9,867

Pennsylvania – 0.08%
County of Bedford, PA
3.250%, 09/01/2032 (j)	40,000	39,110
3.375%, 09/01/2035 (j)	35,000	34,114
State College Area School District
4.000%, 03/15/2033 (j)	35,000	36,924
3.250%, 03/15/2035 (j)	43,000	42,068
		152,216
Puerto Rico – 0.02%
Puerto Rico Highways & Transportation Authority
5.550%, 07/01/2018	15,000	12,952
5.850%, 07/01/2025	25,000	18,742
		31,694
South Carolina – 0.10%
College of Charleston
3.625%, 04/01/2033	65,000	64,615
SCAGO Educational Facilities Corp. for Pickens School District
3.250%, 12/01/2028 (j)	40,000	39,218
3.500%, 12/01/2031 (j)	100,000	98,628
		202,461
Tennessee – 0.01%
Chattanooga-Hamilton County Hospital Authority
4.125%, 10/01/2039	15,000	15,064

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
MUNICIPAL BONDS – 3.37% (Continued)

Texas – 0.03%
Klein Independent School District
4.000%, 02/01/2044	$55,000	$57,991

Virginia – 0.03%
Virginia Small Business Financing Authority
4.000%, 10/01/2038	50,000	49,547

West Virginia – 0.09%
Berkeley County Public Service Sewer District
3.250%, 10/01/2035	40,000	38,770
Concord University
4.000%, 06/01/2035	40,000	40,984
4.000%, 06/01/2039	25,000	25,456
4.000%, 06/01/2044	75,000	76,129
		181,339
TOTAL MUNICIPAL BONDS (Cost $6,548,586)		6,678,025

BANK LOANS – 0.85%
Avaya
6.500%, 03/30/2018	525,449	521,508
IHeart Communications, Inc.
6.921%, 01/30/2019	504,000	483,701
Micro Holdings Corp.
8.500%, 06/27/2022	561,000	545,573
Toys “R” Us
9.750%, 04/09/2020	150,622	140,568
TOTAL BANK LOANS (Cost $1,697,314)		1,691,350

	Shares
INVESTMENT COMPANIES – 0.31%

BlackRock MuniAssets Fund, Inc.	1,313	18,225
Eaton Vance Municipal Income Term Trust	964	16,976
Nuveen Dividend Advantage Municipal Fund 3	22,087	310,543
Nuveen Dividend Advantage Municipal Income Fund	17,935	258,802
TOTAL INVESTMENT COMPANIES (Cost $554,727)		604,546

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Contracts	Value
PURCHASED OPTIONS – 1.38%

Call Options – 0.43%
American Airlines Group, Inc.
Expiration: March 2015, Exercise Price $52.50	39	$1,950
Baker Hughes, Inc.
Expiration: January 2016, Exercise Price $60.00	8	6,060
Coca-Cola Co.
Expiration: May 2015, Exercise Price $44.00	195	17,745
Delta Air Lines, Inc.
Expiration: March 2015, Exercise Price $48.00	103	7,519
Expiration: March 2015, Exercise Price $49.00	112	6,048
Dow Chemical Co.
Expiration: March 2015, Exercise Price $45.00	26	11,856
eBay, Inc.
Expiration: January 2016, Exercise Price $50.00	109	117,720
Facebook, Inc.
Expiration: April 2015, Exercise Price $80.00	9	2,241
Kansas City Southern
Expiration: March 2015, Exercise Price $125.00	14	245
Kraft Foods Group, Inc.
Expiration: March 2015, Exercise Price $65.00	33	2,178
PepsiCo, Inc.
Expiration: April 2015, Exercise Price $105.00	54	2,052
S&P 500 Index
Expiration: March 2015, Exercise Price $2,150.00	24	7,440
SPDR S&P 500 ETF Trust
Expiration: January 2016, Exercise Price $200.00	365	653,715
United Continental Holdings, Inc.
Expiration: March 2015, Exercise Price $70.00	90	11,070
Vale SA
Expiration: September 2015, Exercise Price $8.00	136	9,520
		857,359
Put Options – 0.95%
American International Group, Inc.
Expiration: May 2015, Exercise Price $52.50	238	21,658
CurrencyShares Australian Dollar Trust
Expiration: March 2015, Exercise Price $70.00 (d)	200	500
Expiration: March 2015, Exercise Price $78.00 (d)	400	34,000
Eli Lilly & Co.
Expiration: April 2015, Exercise Price $65.00	13	754

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Contracts	Value
PURCHASED OPTIONS – 1.38% (Continued)

Put Options – 0.95% (Continued)
iShares China Large-Cap ETF
Expiration: March 2015, Exercise Price $35.00 (d)	150	$225
Expiration: March 2015, Exercise Price $39.50 (d)	150	600
iShares Russell 2000 ETF
Expiration: April 2015, Exercise Price $117.00	242	33,154
iShares US Real Estate ETF
Expiration: March 2015, Exercise Price $60.00 (d)	100	200
Expiration: March 2015, Exercise Price $70.00 (d)	100	1,050
Expiration: March 2015, Exercise Price $76.00 (d)	100	4,100
PulteGroup, Inc.
Expiration: April 2015, Exercise Price $19.00	40	380
S&P 500 Index
Expiration: March 2015, Exercise Price $2,000.00	12	4,440
Expiration: March 2015, Exercise Price $2,050.00	17	13,600
Expiration: March 2015, Exercise Price $2,075.00	9	11,700
SPDR Oil & Gas Exploration & Production ETF
Expiration: June 2015, Exercise Price $48.00	38	11,058
SPDR S&P 500 ETF Trust
Expiration: March 2015, Exercise Price $150.00 (d)	110	110
Expiration: March 2015, Exercise Price $160.00 (d)	110	220
Expiration: March 2015, Exercise Price $190.00 (d)	110	1,430
Expiration: April 2015, Exercise Price $206.00	363	91,476
Expiration: June 2015, Exercise Price $187.00	69	13,455
Expiration: January 2016, Exercise Price $140.00	369	51,660
Expiration: January 2016, Exercise Price $195.00	1,290	1,044,900
Expiration: January 2016, Exercise Price $200.00	553	525,350
Union Pacific Corp.
Expiration: March 2015, Exercise Price $120.00	6	1,116
		1,867,136
TOTAL PURCHASED OPTIONS (Cost $3,804,812)		2,724,495

	Shares
WARRANTS – 0.05%

Oil, Gas & Consumable Fuels – 0.05%
Kinder Morgan, Inc.
Expiration: 5/27/2017
Exercise Price: $40.00 (b)	25,500	98,430
TOTAL WARRANTS (Cost $103,931)		98,430

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2015

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 31.48%

Money Market Funds – 31.48%
STIT-STIC Prime Portfolio, 0.040% (c)(d)(e)	$31,151,791	$31,151,791
STIT-Treasury Portfolio, 0.010% (c)(d)(e)	31,151,792	31,151,792
TOTAL SHORT-TERM INVESTMENTS (Cost $62,303,583)		62,303,583
Total Investments (Cost $197,415,338) – 103.86%		205,525,504
Liabilities in Excess of Other Assets – (3.86)%		(7,634,512)
TOTAL NET ASSETS – 100.00%		$197,890,992

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Foreign-issued security.
(b)	Non-income producing security.
(c)	Variable rate security. The rate shown is as of February 28, 2015.
(d)	All or a portion of this security is held by Aurora Horizons Fund CFC Ltd.
(e)
All or a portion of this security is pledged as collateral for securities sold short and derivative instruments including written options, swaps, forwards, futures with an aggregate fair value of $34,426,694.

(f)	Represents a security in default.
(g)	All or a portion of this security may be subject to call options written.
(h)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $4,458,576, represents 2.25% of net assets.
(i)	Security purchased pursuant to Regulation S under the Securities Act of 1933. Security is deemed to be liquid and the aggregate value, $119,001, represents 0.06% of net assets.
(j)	Security was purchased on a when-issued basis.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short

February 28, 2015

	Shares	Value
COMMON STOCKS

Aerospace & Defense
Boeing Co.	(3,000)	$(452,550)
Precision Castparts Corp.	(400)	(86,520)
		(539,070)
Banks
BB&T Corp.	(500)	(19,025)
CIT Group, Inc.	(5,800)	(268,250)
Huntington Bancshares, Inc.	(11,900)	(130,186)
PNC Financial Services Group, Inc.	(5,500)	(505,780)
SVB Financial Group	(2,100)	(258,090)
US Bancorp	(11,100)	(495,171)
Wells Fargo & Co.	(8,900)	(487,631)
		(2,164,133)
Beverages
Kirin Holdings Co. Ltd. (a)	(32,800)	(428,971)

Capital Markets
BlackRock, Inc.	(200)	(74,284)
Franklin Resources, Inc.	(2,600)	(139,958)
Raymond James Financial, Inc.	(7,500)	(428,475)
State Street Corp.	(4,700)	(349,915)
		(992,632)
Chemicals
Dow Chemical Co.	(6,800)	(334,832)
LyondellBasell Industries NV (a)	(300)	(25,773)
Praxair, Inc.	(100)	(12,790)
WR Grace & Co.	(400)	(39,660)
		(413,055)
Commercial Services & Supplies
Stericycle, Inc.	(600)	(80,982)

Construction & Engineering
Jacobs Engineering Group, Inc.	(6,900)	(305,946)

Construction Materials
Cemex SAB de CV – ADR	(7,400)	(75,110)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS (Continued)

Consumer Finance
American Express Co.	(5,100)	$(416,109)

Electric Utilities
Duke Energy Corp.	(5,900)	(463,445)

Electrical Equipment
Ametek, Inc.	(5,200)	(276,328)
Rockwell Automation, Inc.	(2,500)	(292,600)
SolarCity Corp.	(100)	(5,136)
		(574,064)
Electronic Equipment, Instruments & Components
Trimble Navigation Ltd.	(1,700)	(44,438)

Energy Equipment & Services
Helmerich & Payne, Inc.	(2,300)	(154,238)
Weatherford International PLC (a)	(9,500)	(120,555)
		(274,793)
Food & Staples Retailing
Sprouts Farmers Market, Inc.	(10,120)	(372,517)

Food Products
Hain Celestial Group, Inc.	(400)	(25,012)
JM Smucker Co.	(3,400)	(392,190)
McCormick & Co., Inc.	(6,600)	(497,508)
		(914,710)
Health Care Equipment & Supplies
Varian Medical Systems, Inc.	(300)	(27,891)

Health Care Providers & Services
Brookdale Senior Living, Inc.	(3,800)	(142,538)
Henry Schein, Inc.	(800)	(112,040)
		(254,578)
Health Care Technology
athenahealth, Inc.	(100)	(12,707)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure
Marriott International, Inc.	(5,400)	$(448,740)
MGM Resorts International	(600)	(13,038)
		(461,778)
Household Durables
Newell Rubbermaid, Inc.	(5,300)	(208,237)
Toll Brothers, Inc.	(1,800)	(68,958)
		(277,195)
Household Products
Colgate-Palmolive Co.	(6,800)	(481,576)
Procter & Gamble Co.	(2,800)	(238,364)
		(719,940)
Independent Power and Renewable Electricity Producers
AES Corp.	(28,300)	(367,051)

Industrial Conglomerates
3M Co.	(2,900)	(489,085)

Internet & Catalog Retail
TripAdvisor, Inc.	(500)	(44,625)

Internet Software & Services
CoStar Group, Inc.	(100)	(19,916)
eBay, Inc.	(4,900)	(283,759)
Facebook, Inc.	(420)	(33,167)
Rackspace Hosting, Inc.	(800)	(39,736)
Twitter, Inc.	(100)	(4,808)
Yahoo!, Inc.	(300)	(13,284)
		(394,670)
IT Services
Alliance Data Systems Corp.	(600)	(167,106)
MasterCard, Inc.	(4,300)	(387,559)
		(554,665)
Leisure Products
Polaris Industries, Inc.	(300)	(45,999)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services
Waters Corp.	(300)	$(36,114)

Machinery
Colfax Corp.	(4,800)	(252,864)
Dover Corp.	(1,500)	(108,075)
Ingersoll-Rand PLC (a)	(500)	(33,595)
Parker-Hannifin Corp.	(3,200)	(392,608)
Pentair PLC (a)	(3,700)	(245,939)
		(1,033,081)
Media
Cablevision Systems Corp.	(1,100)	(20,658)
Charter Communications, Inc.	(1,300)	(234,780)
Liberty Media Corp.	(3,800)	(146,547)
Scripps Networks Interactive, Inc.	(400)	(28,920)
		(430,905)
Metals & Mining
Vale SA – ADR	(16,400)	(121,688)

Multi-Utilities
Consolidated Edison, Inc.	(1,400)	(88,396)
Wisconsin Energy Corp.	(9,500)	(484,310)
		(572,706)
Oil, Gas & Consumable Fuels
Antero Resources Corp.	(700)	(27,615)
Cabot Oil & Gas Corp.	(4,200)	(121,800)
Continental Resources, Inc.	(700)	(31,143)
EQT Corp.	(1,700)	(135,677)
Kinder Morgan, Inc.	(13,500)	(553,635)
ONEOK, Inc.	(2,700)	(119,502)
Phillips 66	(1,400)	(109,844)
Pioneer Natural Resources Co.	(300)	(45,756)
Spectra Energy Corp.	(9,200)	(326,508)
Whiting Petroleum Corp.	(1,900)	(64,277)
		(1,535,757)
Pharmaceuticals
Salix Pharmaceuticals Ltd.	(300)	(47,160)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2015

	Shares	Value
COMMON STOCKS (Continued)

Professional Services
IHS, Inc.	(600)	$(70,518)

Software
Autodesk, Inc.	(300)	(19,272)
NetSuite, Inc.	(300)	(28,926)
salesforce.com, Inc.	(100)	(6,938)
		(55,136)
Specialty Retail
Autozone, Inc.	(100)	(64,268)
Bed Bath & Beyond, Inc.	(2,400)	(179,184)
Foot Locker, Inc.	(6,000)	(337,020)
O’Reilly Automotive, Inc.	(1,100)	(228,943)
		(809,415)
Tobacco
Philip Morris International, Inc.	(2,900)	(240,584)

Trading Companies & Distributors
Fastenal Co.	(4,500)	(186,975)
WW Grainger, Inc.	(1,400)	(331,674)
		(518,649)
Wireless Telecommunication Services
SBA Communications Corp.	(700)	(87,297)
Sprint Corp.	(4,400)	(22,528)
		(109,825)
TOTAL COMMON STOCKS (Proceeds $17,111,659)		(17,291,697)

EXCHANGE-TRADED FUNDS

Consumer Discretionary Select Sector SPDR Fund	(1,200)	(91,164)
Consumer Staples Select Sector SPDR Fund	(7,800)	(390,078)
Energy Select Sector SPDR Fund	(33,049)	(2,611,532)
Financial Select Sector SPDR Fund	(9,300)	(226,455)
Health Care Select Sector SPDR Fund	(2,100)	(151,620)
Industrial Select Sector SPDR Fund	(3,800)	(218,462)
Materials Select Sector SPDR Fund	(2,400)	(123,576)
Nikkei 225 Exchange Traded Fund (a)	(5,236)	(841,262)
SPDR S&P 500 ETF Trust	(29,726)	(6,262,079)
SPDR S&P MidCap 400 ETF Trust	(12,547)	(3,440,388)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS (Continued)

Technology Select Sector SPDR Fund	(1,900)	$(81,852)
Utilities Select Sector SPDR Fund	(5,800)	(262,334)
Vanguard FTSE Europe ETF	(22,944)	(1,282,340)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $15,342,857)		(15,983,142)

	Principal
	Amount
CORPORATE BONDS

Rio Oil Finance Trust
6.250%, 07/06/2024 (b)	$(654,000)	(592,052)
TOTAL CORPORATE BONDS (Proceeds $600,537)		(592,052)
TOTAL SECURITIES SOLD SHORT (Proceeds $33,055,053)		$(33,866,891)

ADR – American Depositary Receipt
(a)	Foreign-issued security.
(b)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $592,052, represents 0.30% of net assets.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written

February 28, 2015

	Contracts	Value
CALL OPTIONS
3M Co.
Expiration: January 2016, Exercise Price $180.00	(9)	$(4,500)
Accenture PLC
Expiration: January 2016, Exercise Price $100.00	(47)	(10,340)
American Express Co.
Expiration: January 2016, Exercise Price $100.00	(41)	(3,813)
American International Group, Inc.
Expiration: January 2016, Exercise Price $65.00	(41)	(4,510)
Apple, Inc.
Expiration: January 2016, Exercise Price $122.86	(41)	(64,370)
Bank of America Corp.
Expiration: January 2016, Exercise Price $22.00	(203)	(2,233)
Becton Dickinson & Co.
Expiration: June 2015, Exercise Price $160.00	(18)	(1,980)
Bed Bath & Beyond, Inc.
Expiration: January 2016, Exercise Price $82.50	(59)	(23,453)
Berkshire Hathaway, Inc.
Expiration: January 2016, Exercise Price $165.00	(18)	(5,850)
Citigroup, Inc.
Expiration: January 2016, Exercise Price $65.00	(74)	(5,180)
Colgate Palmolive Co.
Expiration: January 2016, Exercise Price $75.00	(37)	(7,511)
Costco Wholesale Corp.
Expiration: January 2016, Exercise Price $155.00	(18)	(10,440)
General Motors Co.
Expiration: January 2016, Exercise Price $42.00	(155)	(22,165)
Google, Inc.
Expiration: January 2016, Exercise Price $545.00	(6)	(33,300)
Home Depot, Inc.
Expiration: January 2016, Exercise Price $115.00	(29)	(22,620)
Johnson & Johnson
Expiration: January 2016, Exercise Price $115.00	(15)	(1,875)
JPMorgan Chase & Co.
Expiration: January 2016, Exercise Price $70.00	(92)	(10,672)
Kohl’s Corp.
Expiration: January 2016, Exercise Price $65.00	(15)	(15,900)
Expiration: January 2016, Exercise Price $70.00	(52)	(39,780)
Lowe’s Cos., Inc.
Expiration: January 2016, Exercise Price $75.00	(37)	(21,830)
McDonald’s Corp.
Expiration: January 2016, Exercise Price $105.00	(15)	(5,025)
Nike, Inc.
Expiration: January 2016, Exercise Price $105.00	(18)	(8,316)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written (Continued)

February 28, 2015

	Contracts	Value
CALL OPTIONS (Continued)
Patterson Companies, Inc.
Expiration: July 2015, Exercise Price $55.00	(28)	$(1,890)
Red Robin Gourmet Burgers, Inc.
Expiration: June 2015, Exercise Price $90.00	(18)	(6,480)
Schlumberger Ltd.
Expiration: January 2016, Exercise Price $92.50	(17)	(6,970)
Sherwin Williams Co.
Expiration: January 2016, Exercise Price $300.00	(6)	(9,270)
SPDR S&P 500 ETF Trust
Expiration: January 2016, Exercise Price $215.00	(365)	(305,870)
Viacom Inc New
Expiration: January 2016, Exercise Price $80.00	(41)	(8,405)
Yum Brands, Inc.
Expiration: January 2016, Exercise Price $80.00	(18)	(12,870)
		(677,418)

PUT OPTIONS
Abbott Laboratories
Expiration: January 2016, Exercise Price $42.00	(63)	(10,237)
Accenture PLC
Expiration: January 2016, Exercise Price $82.50	(32)	(12,640)
American Express Co.
Expiration: January 2016, Exercise Price $82.50	(31)	(20,770)
American International Group, Inc.
Expiration: January 2016, Exercise Price $50.00	(41)	(9,799)
Expiration: January 2017, Exercise Price $40.00	(119)	(23,324)
Apple, Inc.
Expiration: January 2016, Exercise Price $102.14	(32)	(12,400)
Bank New York Mellon Corp.
Expiration: January 2016, Exercise Price $32.00	(91)	(8,281)
Bank of America Corp.
Expiration: January 2016, Exercise Price $12.00	(247)	(8,151)
Bed Bath & Beyond, Inc.
Expiration: January 2016, Exercise Price $70.00	(39)	(18,720)
Berkshire Hathaway, Inc.
Expiration: January 2016, Exercise Price $135.00	(38)	(17,860)
Boeing Co.
Expiration: January 2016, Exercise Price $110.00	(45)	(8,393)
Carmax, Inc.
Expiration: January 2016, Exercise Price $57.50	(87)	(28,710)
Coca-Cola Co.
Expiration: January 2016, Exercise Price $40.00	(132)	(21,780)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written (Continued)

February 28, 2015

	Contracts	Value
PUT OPTIONS (Continued)
Corning, Inc.
Expiration: January 2016, Exercise Price $20.00	(122)	$(8,784)
CVS Health Corp.
Expiration: January 2016, Exercise Price $87.50	(29)	(6,032)
Disney Walt Co.
Expiration: January 2016, Exercise Price $85.00	(22)	(4,510)
Ensco PLC
Expiration: January 2016, Exercise Price $35.00	(43)	(49,450)
Expeditors International of Washington, Inc.
Expiration: January 2016, Exercise Price $38.00	(147)	(11,760)
Express Scripts Holdings Co.
Expiration: January 2016, Exercise Price $72.50	(34)	(9,962)
General Electric Co.
Expiration: January 2016, Exercise Price $23.00	(118)	(9,322)
Google, Inc.
Expiration: January 2016, Exercise Price $470.00	(5)	(6,900)
Halliburton Co.
Expiration: January 2016, Exercise Price $45.00	(64)	(37,760)
International Business Machines Corp.
Expiration: January 2016, Exercise Price $140.00	(18)	(8,640)
iShares China Large-Cap ETF
Expiration: March 2015, Exercise Price $37.00 (a)	(150)	(225)
iShares Russell 2000 ETF
Expiration: April 2015, Exercise Price $122.00	(81)	(22,356)
iShares US Real Estate ETF
Expiration: March 2015, Exercise Price $71.00 (a)	(100)	(850)
Jacobs Engineering Group, Inc.
Expiration: July 2015, Exercise Price $32.50	(68)	(1,530)
JPMorgan Chase & Co.
Expiration: January 2016, Exercise Price $50.00	(37)	(5,994)
Kohl’s Corp.
Expiration: January 2016, Exercise Price $45.00	(38)	(1,710)
Expiration: January 2016, Exercise Price $50.00	(51)	(3,825)
National Oilwell Varco, Inc.
Expiration: January 2016, Exercise Price $60.00	(39)	(40,755)
QUALCOMM, Inc.
Expiration: January 2016, Exercise Price $67.50	(38)	(15,105)
Quanta Services, Inc.
Expiration: August 2015, Exercise Price $23.00	(111)	(5,550)
Schlumberger Ltd.
Expiration: January 2016, Exercise Price $70.00	(35)	(10,605)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written (Continued)

February 28, 2015

	Contracts	Value
PUT OPTIONS (Continued)
SPDR S&P 500 ETF Trust
Expiration: March 2015, Exercise Price $170.00 (a)	(110)	$(440)
Expiration: April 2015, Exercise Price $211.00	(121)	(50,215)
Expiration: January 2016, Exercise Price $183.00	(1,843)	(1,021,022)
Sprint Corp.
Expiration: January 2016, Exercise Price $5.00	(141)	(11,703)
Target Corp.
Expiration: January 2016, Exercise Price $67.50	(74)	(21,016)
Time Warner, Inc.
Expiration: January 2016, Exercise Price $72.50	(20)	(6,950)
United Parcel Service, Inc.
Expiration: January 2016, Exercise Price $100.00	(26)	(16,250)
Verizon Communications, Inc.
Expiration: January 2016, Exercise Price $43.00	(91)	(11,739)
Viacom, Inc.
Expiration: January 2016, Exercise Price $60.00	(20)	(5,050)
Walgreens Boots Alliance, Inc.
Expiration: January 2016, Exercise Price $70.00	(74)	(17,612)
Wal-Mart Stores, Inc.
Expiration: January 2016, Exercise Price $80.00	(31)	(12,121)
Wells Fargo & Co.
Expiration: January 2016, Exercise Price $47.00	(67)	(9,715)
		(1,646,523)
TOTAL OPTIONS WRITTEN (Premiums Received $3,010,600)		$(2,323,941)

(a)	Contract held by Aurora Horizons Fund CFC Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Futures Contracts

February 28, 2015

	Number of
	Contracts		Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
10 Year Commonwealth Treasury
Bond Future Contract (a)	17	$1,748,535	Mar-15	$40,131
10 Year US Treasury Note (a)	14	1,789,156	Jun-15	(2,894)
90 Day Euro Future (a)	9	8,872,200	Sep-16	545
90 Day Euro Future (a)	104	102,741,600	Jun-16	(18,488)
CAC 40 10 Euro Future (a)	7	387,866	Mar-15	11,033
Canadian 10 Year Bond Future (a)	12	1,378,834	Jun-15	3,667
Cocoa Future (a)	8	250,228	May-15	11,118
Cotton Future – No. 2 (a)	3	97,395	May-15	(113)
E-Mini DJIA Future (a)	18	1,631,430	Mar-15	31,681
E-Mini S&P 500 Futures (a)	13	1,366,820	Mar-15	16,471
Euro STOXX 50 Future (a)	12	482,084	Mar-15	35,406
Euro-Bund Future (a)	4	713,771	Mar-15	3,063
FTSE 100 Index Future (a)	3	320,504	Mar-15	4,891
German Stock Index Future (a)	2	636,988	Mar-15	59,125
Hang Seng Index Future (a)	5	799,208	Mar-15	3,915
Long Gilt Future (a)	7	1,281,383	Jun-15	(640)
NASDAQ 100 E-Mini Future (a)	19	1,688,150	Mar-15	72,414
Russell 2000 Mini Index Future (a)	8	985,280	Mar-15	13,486
SGX Japanese Government
Bond Future (a)	13	1,607,381	Mar-15	5,624
SGX Nikkei 225 Future (a)	10	786,416	Mar-15	50,021
Three Month Euro Euribor
Interest Rate Future (a)	122	34,129,132	Jun-16	37,538
Three Month Sterling
Interest Rate Future (a)	74	14,122,128	Jun-16	(20,514)
Tokyo Price Index Future (a)	8	1,020,188	Mar-15	65,224
U.S. Treasury Long
Bond Futures (a)	13	2,103,969	Jun-15	5,194
WTI Crude Future (a)	1	49,760	Apr-15	278
TOTAL FUTURES
CONTRACTS PURCHASED		$180,990,406		$428,176

10-Year US Treasury Note	(3)	$(385,266)	Mar-15	$(1,553)
5-Year US Treasury Note	(10)	(1,199,922)	Mar-15	(6,038)
CME Ultra Long Term
U.S. Treasury Bond Futures	(19)	(3,197,344)	Jun-15	12,130
CME Ultra Long Term
U.S. Treasury Bond Futures	(16)	(2,707,000)	Mar-15	44,715
Coffee ‘C’ Future (a)	(4)	(210,750)	May-15	14,164
Corn Future (a)	(10)	(196,625)	May-15	(4,052)
The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Futures Contracts (Continued)

February 28, 2015

	Number of
	Contracts		Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
Electrolytic Copper Future (a)	(2)	$(294,675)	Jun-15	$(7,681)
Electrolytic Copper Future (a)	(1)	(147,950)	Mar-15	3,810
E-Mini S&P 500 Futures	(76)	(7,990,640)	Mar-15	(228,589)
Gasoline RBOB Future (a)	(3)	(249,215)	Apr-15	(17,314)
Gold 100oz Future (a)	(8)	(970,480)	Apr-15	13,103
Low Sulphur Gas Oil Future (a)	(2)	(116,150)	Apr-15	(2,778)
Natural Gas Future (a)	(12)	(328,080)	Apr-15	7,754
NY Harbor ULSD Future (a)	(2)	(165,791)	Apr-15	(7,317)
Primary Aluminum Future (a)	(10)	(452,313)	Mar-15	465
Primary Aluminum Future (a)	(3)	(136,406)	Jun-15	548
Silver Future (a)	(8)	(662,320)	May-15	(11,997)
Soybean Future – No. 2 (a)	(9)	(464,287)	May-15	(15,236)
Sugar Future – No. 11 (a)	(10)	(154,224)	May-15	13,985
U.S. Treasury Long
Bond Futures	(2)	(323,687)	Jun-15	527
Wheat Future (a)	(14)	(361,725)	Jul-15	3,863
Wheat Future (a)	(3)	(81,900)	Jul-15	1,329
Zinc Future (a)	(10)	(516,750)	Jun-15	3,309
TOTAL FUTURES
CONTRACTS SOLD		$(21,313,500)		$(182,853)
TOTAL NET
FUTURE CONTRACTS		$159,676,906		$245,323

(a)	Contract held by Aurora Horizons Fund CFC Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Forward Currency Contracts

February 28, 2015

Purchase Contracts:
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 28,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2015	Delivered	Date	(Depreciation)
Morgan Stanley
& Co., Inc. (a)	1,954,000	3/20/15	AUD	1,524,772	USD	1,530,045	$(5,273)
Morgan Stanley
& Co., Inc. (a)	3,349,000	3/20/15	CAD	2,678,136	USD	2,686,931	(8,795)
Morgan Stanley
& Co., Inc. (a)	1,779,000	3/20/15	CHF	1,867,788	USD	1,900,755	(32,967)
U.S. Bank	165,156	3/11/15	CHF	173,321	USD	184,676	(11,355)
Morgan Stanley
& Co., Inc. (a)	3,294,000	3/20/15	EUR	3,687,143	USD	3,749,794	(62,651)
Morgan Stanley
& Co., Inc. (a)	1,221,000	3/20/15	GBP	1,884,730	USD	1,872,202	12,528
Morgan Stanley
& Co., Inc. (a)	153,748,000	3/20/15	JPY	1,285,632	USD	1,295,204	(9,572)
Morgan Stanley
& Co., Inc. (a)	1,467,000	3/20/15	MXN	98,115	USD	98,818	(703)
Morgan Stanley
& Co., Inc. (a)	1,213,000	3/20/15	NZD	915,403	USD	901,761	13,642
TOTAL PURCHASE CONTRACTS							$(105,146)

Sale Contracts:
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 28,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2015	Delivered	Date	(Depreciation)
U.S. Bank	654,169	3/11/15	USD	(510,790)	AUD	(538,774)	27,984
Morgan Stanley
& Co., Inc. (a)	3,308,000	3/20/15	USD	(2,581,344)	AUD	(2,671,368)	90,024
Morgan Stanley
& Co., Inc. (a)	3,045,000	3/20/15	USD	(2,435,032)	CAD	(2,587,367)	152,335
U.S. Bank	1,160,100	3/11/15	USD	(1,217,452)	CHF	(1,194,379)	(23,073)
U.S. Bank	650,000	3/18/15	USD	(682,373)	CHF	(704,323)	21,950
Morgan Stanley
& Co., Inc. (a)	2,896,000	3/20/15	USD	(3,040,536)	CHF	(3,017,279)	(23,257)
U.S. Bank	2,580,500	3/18/15	USD	(2,888,408)	EUR	(3,074,016)	185,608
Morgan Stanley
& Co., Inc. (a)	2,956,000	3/20/15	USD	(3,308,802)	EUR	(3,489,075)	180,273
U.S. Bank	305,000	3/18/15	USD	(470,804)	GBP	(471,715)	911

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Forward Currency Contracts (Continued)

February 28, 2015

Sale Contracts: (Continued)
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 28,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2015	Delivered	Date	(Depreciation)
Morgan Stanley
& Co., Inc. (a)	1,981,000	3/20/15	USD	(3,057,863)	GBP	(3,057,029)	$(834)
Morgan Stanley
& Co., Inc. (a)	319,435,000	3/20/15	USD	(2,671,097)	JPY	(2,686,037)	14,940
Morgan Stanley
& Co., Inc. (a)	15,295,000	3/20/15	USD	(1,022,946)	MXN	(1,034,304)	11,358
Morgan Stanley
& Co., Inc. (a)	2,333,000	3/20/15	USD	(1,760,623)	NZD	(1,771,848)	11,225
TOTAL SALES CONTRACTS							$649,444
TOTAL NET FORWARD CONTRACTS							$544,298

(a)  Contract held by Aurora Horizons Fund CFC Ltd.

Abbreviations:
AUD	= Australian Dollar
CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
JPY	= Japanese Yen
MXN	= Mexican Peso
NZD	= New Zealand Dollar
USD	= U.S. Dollar

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Total Return Swaps

February 28, 2015

The below are USD based swaps:

	Pay/
	Receive
	Total
	Return			Number	U.S. $
	on		U.S. $	of	Unrealized
	Reference	Financing	Notional	Shares/	Appreciation
Reference Entity (a)	Entity	Rate	Amount	Units	(Depreciation)
3D Systems Corp.	Receive	13.850%	(152,350)	(5,000)	$(6,437)
8x8, Inc.	Receive	0.240%	(132,639)	(17,900)	9,791
AAC Holdings, Inc.	Receive	0.240%	(226,737)	(6,300)	(46,421)
Ani Pharmaceuticals, Inc.	Receive	0.491%	(151,560)	(2,250)	(80,041)
AT&T, Inc. (b)	Receive	0.150%	(972,864)	(28,150)	(12,239)
Beacon Roofing Supply, Inc.	Receive	0.240%	(150,100)	(5,000)	3,977
BioCryst
Pharmaceuticals, Inc.	Receive	0.497%	(148,920)	(14,600)	34,493
Bio-Reference
Laboratories, Inc.	Receive	1.760%	(139,760)	(4,000)	(19,922)
Boulder Brands, Inc.	Receive	0.240%	(134,030)	(13,000)	33,248
Cepheid, Inc.	Receive	0.240%	(153,468)	(2,700)	(24,030)
The Chefs’ Warehouse, Inc.	Receive	0.568%	(158,028)	(7,800)	18,700
DIRECTV (b)	Pay	0.523%	1,309,242	14,777	21,607
Exact Sciences Corp.	Receive	6.254%	(146,055)	(6,500)	(17,314)
Francesca’s Holdings Corp.	Receive	0.240%	(134,910)	(9,000)	820
Interactive Intelligence
Group, Inc.	Receive	0.240%	(152,784)	(3,600)	(5,327)
iRobot Corp.	Receive	3.610%	(164,250)	(5,000)	21,427
Itron, Inc.	Receive	0.240%	(145,920)	(4,000)	12,874
Keryx
Biopharmaceuticals, Inc.	Receive	6.554%	(121,600)	(10,000)	43,750
KEYW Holding Corp.	Receive	5.306%	(132,626)	(15,192)	48,024
Laboratory Corporation
of America Holdings (b)	Pay	0.523%	158,340	1,287	8,533
MakeMyTrip Ltd.	Receive	0.977%	(144,710)	(6,150)	53,995
MiMedx Group, Inc.	Receive	1.908%	(141,795)	(13,700)	(41,542)
Mindray Medical
International Ltd.	Receive	2.730%	(141,300)	(5,000)	14,651
Netgear, Inc.	Receive	0.240%	(128,960)	(4,000)	10,120
NewLink Genetics Corp.	Receive	4.843%	(129,240)	(3,000)	(44,404)
Novadaq Technologies, Inc.	Receive	0.730%	(132,400)	(8,000)	(6,051)
Omeros Corp.	Receive	5.643%	(125,220)	(6,000)	(34,204)
Opko Health, Inc.	Receive	6.700%	(148,512)	(10,200)	(58,164)
OraSure Technologies, Inc.	Receive	0.240%	(85,920)	(12,000)	26,168
Overstock.com, Inc.	Receive	0.979%	(122,688)	(5,400)	(24,788)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Total Return Swaps (Continued)

February 28, 2015

	Pay/
	Receive
	Total
	Return			Number	U.S. $
	on		U.S. $	of	Unrealized
	Reference	Financing	Notional	Shares/	Appreciation
Reference Entity (a)	Entity	Rate	Amount	Units	(Depreciation)
Papa Murphy’s Holdings, Inc.	Receive	13.100%	(102,899)	(7,702)	$(1,138)
Potbelly Corp.	Receive	2.479%	(107,520)	(8,000)	(10,015)
Raptor
Pharmaceuticals Corp.	Receive	2.251%	(149,247)	(16,100)	31,399
Ruby Tuesday, Inc.	Receive	0.240%	(98,700)	(15,000)	15,150
Second Sight
Medical Products, Inc.	Receive	13.010%	(105,105)	(6,500)	(37,659)
Silicon Graphics
International Corp.	Receive	0.240%	(138,450)	(15,000)	5,878
Skullcandy, Inc.	Receive	0.240%	(124,920)	(12,000)	(6,334)
Sportsman’s Warehouse
Holdings, Inc.	Receive	2.230%	(125,120)	(17,000)	(6,247)
Stamps.com, Inc.	Receive	0.240%	(167,283)	(2,984)	(66,085)
Synergy Resources Corp.	Receive	0.240%	(119,500)	(10,000)	7,696
Tangoe, Inc.	Receive	0.240%	(112,931)	(9,100)	23,546
Trex Company, Inc.	Receive	0.431%	(162,631)	(3,230)	(66,427)
Unilife Corp.	Receive	18.350%	(98,750)	(25,000)	15,965
Universal Display Corp.	Receive	1.635%	(103,170)	(3,000)	(3,013)
Wayfair, Inc.	Receive	7.800%	(140,100)	(6,000)	(17,732)
Web.com Group, Inc.	Receive	0.240%	(142,800)	(8,000)	(20,448)
TOTAL NET TOTAL RETURN SWAPS – USD BASED					$(194,170)

The below are EUR based swaps:

	Pay/
	Receive
	Total
	Return			Number	U.S. $
	on		Euro €	of	Unrealized
	Reference	Financing	Notional	Shares/	Appreciation
Reference Entity (a)(b)	Entity	Rate	Amount	Units	(Depreciation)
Lafarge SA	Pay	0.402%	590,426	8,900	$21,719
MSCI Pan-Euro	Receive	0.448%	(1,024,956)	(814)	(30,741)
TOTAL NET TOTAL RETURN SWAPS – EUR BASED					$(9,022)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Total Return Swaps (Continued)

February 28, 2015

The below are GBP based swaps:

	Pay/
	Receive
	Total
	Return			Number	U.S. $
	on		Pound £	of	Unrealized
	Reference	Financing	Notional	Shares/	Appreciation
Reference Entity (a)(b)	Entity	Rate	Amount	Units	(Depreciation)
SABMiller PLC	Pay	0.900%	416,818	11,342	$6,084
Shire PLC	Pay	0.900%	79,283	1,503	7,257
Smith & Nephew PLC	Pay	0.900%	128,847	10,864	4,018
TOTAL NET TOTAL RETURN SWAPS – GBP BASED					$17,359

(a)	Morgan Stanley is the counterparty for these open total return swaps.
(b)	Reset monthly based on the terms of the contract.

EUR	= Euro
GBP	= British Pound
USD	= U.S. Dollar

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Credit Default Swaps

February 28, 2015

The below are USD based swaps:

		Interest		U.S. $	U.S. $
		Rate	U.S. $	Premium	Unrealized
	Expiration	Received	Notional	Paid/	Appreciation
Reference Entity (a)	Date	(Paid)	Amount	(Received)	(Depreciation)
Buy Protection
Avon Products, Inc.	3/20/20	(5.000)%	$395,000	$23,371	$(14,826)
6.500%, 03/01/2019
Campbell Soup Co.	12/20/19	(1.000)%	946,000	(16,511)	(937)
3.050%, 07/15/2017
Coco-Cola Refreshments
USA, Inc.	12/20/19	(1.000)%	473,000	(15,859)	(1,302)
7.125%, 08/01/2017
Darden Restaurants, Inc.	12/20/19	(1.000)%	473,000	24,412	(21,404)
6.000%, 08/15/2035
Freeport-McMoRan, Inc.	3/20/20	(1.000)%	409,000	34,372	(2,913)
3.550%, 03/01/2022
MDC Holdings, Inc.	3/20/20	(1.000)%	200,000	6,926	(2,398)
5.625%, 02/01/2020
PulteGroup, Inc.	3/20/20	(5.000)%	409,000	(67,229)	(2,643)
7.875%, 06/15/2032
The Hershey Co.	3/20/19	(1.000)%	350,000	(9,094)	(537)
4.850%, 08/15/2015
Valero Energy Corp.	12/20/19	(1.000)%	1,076,000	19,313	(31,071)
8.750%, 06/15/2030
Weatherford
International PLC	3/20/20	(1.000)%	382,000	66,390	(27,948)
4.500%, 04/15/2022
TOTAL BUY PROTECTION			$5,113,000	$66,091	$(105,979)

Sell Protection
Clear Channel
Communications, Inc.	12/20/15	5.000%	$(1,256,000)	$(2,380)	$1,919
6.875%, 06/15/2018
Ford Motor Co.	12/20/19	5.000%	(204,000)	34,821	4,753
6.500%, 08/01/2018
International Lease
Finance Corp.	9/20/19	5.000%	(192,000)	25,157	2,660
8.250%, 12/15/2020
TRW Automotive, Inc.	9/20/19	1.000%	(489,000)	(1,045)	9,483
7.250%, 03/15/2017
TOTAL SELL PROTECTION			$(2,141,000)	$56,553	$18,815

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Credit Default Swaps (Continued)

February 28, 2015

The below are EUR based swaps:

		Interest		U.S. $	U.S. $
		Rate	Euro €	Premium	Unrealized
	Expiration	Received	Notional	Paid/	Appreciation
Reference Entity (a)	Date	(Paid)	Amount	(Received)	(Depreciation)
Sell Protection
Alcatel-Lucent	6/20/19	5.000%	(1,043,000)	$108,986	$60,658
8.500%, 01/15/2016
New Look Bondco I PLC	6/20/19	5.000%	(500,000)	53,074	23,804
8.750%, 05/14/2018
Wind Acquisition Finance SA	3/20/19	5.000%	(336,000)	36,342	3,676
11.750%, 07/15/2017
Wind Acquisition Finance SA	6/20/19	5.000%	(605,000)	64,910	6,802
11.750%, 07/15/2017
TOTAL SELL PROTECTION			(€2,484,000)	$263,312	$94,940

(a)	Morgan Stanley is the counterparty for these open credit default swaps.

EUR	= Euro
GBP	= British Pound
USD	= U.S. Dollar

The accompanying notes are an integral part of these consolidated financial statements.

(This Page Intentionally Left Blank.)

AURORA HORIZONS FUND

Consolidated Statement of Assets and Liabilities

February 28, 2015

ASSETS
Investments, at value (cost $197,415,338)	$205,525,504
Cash	6,319
Foreign Currency, at value (cost $761,282)	733,843
Receivables:
Investments sold	8,780,566
Fund shares sold	16,817
Dividends and interest	427,476
Swap dividend and interest receivable	43,408
Premiums paid on open swap contracts	385,956
Unrealized appreciation on open swap contracts	614,645
Unrealized appreciation on forward currency contracts	722,778
Deposits at brokers for derivative instruments(1)	33,755,364
Other assets	26,171
TOTAL ASSETS	251,038,847
LIABILITIES
Written options, at value (premiums received $3,010,600)	2,323,941
Securities sold short, at value (proceeds received $33,055,053)	33,866,891
Variation margin on futures contracts	38,283
Payables:
Investments purchased	14,697,308
Fund shares redeemed	515,048
Swap contracts	182,272
To affiliates	147,365
To distributor	328
To adviser	228,262
Dividends and interest on short positions	28,850
Swap dividend and interest payable	78,232
Unrealized depreciation on open swap contracts	792,702
Unrealized depreciation on forward currency contracts	178,480
Accrued expenses and other liabilities	69,893
TOTAL LIABILITIES	53,147,855
NET ASSETS	$197,890,992

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Assets and Liabilities (Continued)

February 28, 2015

Net assets consist of:
Paid-in capital	$191,533,277
Accumulated undistributed net investment income	2,020,300
Accumulated net realized loss	(4,147,106)
Net unrealized appreciation (depreciation) on:
Investments	9,190,483
Futures contracts	245,323
Swap contracts	(178,057)
Forward currency contracts	544,298
Securities sold short	(811,838)
Foreign currency translations	(112,030)
Purchased options	(1,080,317)
Written options	686,659
NET ASSETS	$197,890,992
Class A
Net assets	$8,749,635
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	843,890
Net asset value, minimum offering, and redemption price per share(2)	$10.37
Maximum offering price per share
(net asset value per share divided by 0.9425)(3)	$11.00
Class C
Net assets	$1,804,981
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	176,763
Net asset value, offering, and redemption price per share(4)	$10.21
Class Y
Net assets	$187,336,376
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	18,036,895
Net asset value, offering, and redemption price per share	$10.39

(1)	Serves as collateral for securities sold short and derivative instruments including forwards, futures, swaps and options.
(2)	A contingent deferred sales charge (“CDSC”) of up to 1.00% may be charged on shares redeemed within eighteen months of purchase. The CDSC only applies to purchases of $1,000,000 or more.
(3)	Reflects a maximum sales charge of 5.75%.
(4)	A CDSC of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Operations

For the Year Ended February 28, 2015

INVESTMENT INCOME
Dividend income(1)	$2,618,792
Interest income	1,571,033
TOTAL INVESTMENT INCOME	4,189,825
EXPENSES
Management fees	3,939,301
Administration and accounting fees	389,223
Interest expense	334,059
Dividend expense	272,756
Custody fees	129,931
Transfer agent fees and expenses	127,482
Federal and state registration fees	72,111
Legal fees	67,326
Distribution fees	61,660
Audit and tax fees	54,980
Chief Compliance Officer fees	29,208
Reports to shareholders	17,134
Trustees’ fees	10,164
Other expenses	14,109
TOTAL EXPENSES	5,519,444
Less waivers and reimbursement by Adviser (Note 4)	(213,988)
NET EXPENSES	5,305,456
NET INVESTMENT LOSS	(1,115,631)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	4,851,420
Futures contracts	592,312
Swap contracts	(877,767)
Forward currency contracts	1,230,352
Securities sold short	(4,283,836)
Foreign currency translations	(249,534)
Purchased options	(2,810,912)
Written options	1,488,775
(59,190)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Operations (Continued)

For the Year Ended February 28, 2015

Net change in unrealized appreciation (depreciation) on:
Investments	$(54,971)
Futures contracts	838,402
Swap contracts	22,671
Forward currency contracts	472,541
Securities sold short	260,337
Foreign currency translations	(193,296)
Purchased options	(854,657)
Written options	496,320
987,347
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN CURRENCY	928,157
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(187,474)

(1)	Net of $64,553 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statements of Changes in Net Assets

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)
FROM OPERATIONS
Net investment loss	$(1,115,631)	$(1,539,397)
Net realized gain (loss) on:
Investments	4,851,420	7,351,666
Futures contracts	592,312	(2,190,109)
Swap contracts	(877,767)	142,372
Forward contracts	1,230,352	(512,107)
Securities sold short	(4,283,836)	(2,553,235)
Foreign currency translations	(249,534)	26,244
Purchased options	(2,810,912)	(782,696)
Written options	1,488,775	309,533
Net change in unrealized
appreciation (depreciation) on:
Investments	(54,971)	9,245,454
Futures contracts	838,402	(593,079)
Swap contracts	22,671	(200,728)
Forward contracts	472,541	71,757
Securities sold short	260,337	(1,072,175)
Foreign currency translations	(193,296)	81,266
Purchased options	(854,657)	(225,660)
Written options	496,320	190,339
Net increase/(decrease) in net assets
from operations	(187,474)	7,749,445

FROM DISTRIBUTIONS
Net investment income – Class Y	(452,347)	—
Net realized gain on investments – Class A	(141,678)	—
Net realized gain on investments – Class C	(21,092)	—
Net realized gain on investments – Class Y	(2,029,923)	—
Net decrease in net assets resulting
from distributions paid	(2,645,040)	—

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statements of Changes in Net Assets (Continued)

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Class A	$8,585,805	$23,769,996
Payments for shares redeemed – Class A	(23,132,002)	(1,106,769)
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	139,457	—
Proceeds from shares sold – Class C	569,845	1,549,975
Payments for shares redeemed – Class C	(304,194)	(15,308)
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	18,436	—
Proceeds from shares sold – Class Y	127,208,738	192,282,800
Payments for shares redeemed – Class Y	(93,333,396)	(45,677,335)
Net asset value of shares issued to
shareholders in payment of
distributions declared – Class Y	2,418,013	—
Net increase in net assets
from capital share transactions	22,170,702	170,803,359

TOTAL INCREASE IN NET ASSETS	19,338,188	178,552,804

NET ASSETS:
Beginning of Period	178,552,804	—
End of Period	$197,890,992	$178,552,804
ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME	$2,020,300	$236,662

(1)	The Fund commenced operations on March 27, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.50	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.05)	(0.13)
Net realized and unrealized gain on
investments and foreign currency	0.03	0.63
Total from investment operations	(0.02)	0.50

Less distributions paid:
From net realized gain on investments	(0.11)	—
Total distributions paid	(0.11)	—

Net Asset Value, End of Period	$10.37	$10.50

Total return(3)(4)	(0.16)%	5.00%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$8,750	$23,258

Ratio of expenses to average net assets:(5)
Before waivers and reimbursements of expenses	3.00%	3.04%
Excluding dividend and interest
expense on short positions	2.69%	2.73%
After waivers and reimbursements
or recoupment of expenses	2.93%	3.04%
Excluding dividend and interest
expense on short positions	2.62%	2.73%

Ratio of net investment loss to average net assets(5)(6):
Before waivers and
reimbursements of expenses	(0.59)%	(1.38)%
After waivers and reimbursements
or recoupment of expenses	(0.52)%	(1.38)%

Portfolio turnover rate(4)(7)	218.65%	261.70%

(1)	The Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.42	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.16)	(0.20)
Net realized and unrealized gain on
investments and foreign currency	0.06	0.62
Total from investment operations	(0.10)	0.42

Less distributions paid:
From net realized gain on investments	(0.11)	—
Total distributions paid	(0.11)	—

Net Asset Value, End of Period	$10.21	$10.42

Total return(3)(4)	(0.93)%	4.20%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,805	$1,569

Ratio of expenses to average net assets:(5)
Before waivers and reimbursements of expenses	3.77%	3.79%
Excluding dividend and interest
expense on short positions	3.46%	3.48%
After waivers and reimbursements
or recoupment of expenses	3.66%	3.79%
Excluding dividend and interest
expense on short positions	3.35%	3.48%

Ratio of net investment loss to average net assets:(5)(6)
Before waivers and
reimbursements of expenses	(1.66)%	(2.11)%
After waivers and reimbursements
or recoupment of expenses	(1.55)%	(2.11)%

Portfolio turnover rate(4)(7)	218.65%	261.70%

(1)	The Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.51	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.06)	(0.11)
Net realized and unrealized gain on
investments and foreign currency	0.07	0.62
Total from investment operations	0.01	0.51

Less distributions paid:
From net investment income	(0.02)	—
From net realized gain on investments	(0.11)	—
Total distributions paid	(0.13)	—

Net Asset Value, End of Period	$10.39	$10.51

Total return(3)(4)	0.18%	5.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$187,336	$153,726

Ratio of expenses to average net assets:(5)
Before waivers and reimbursements of expenses	2.77%	2.79%
Excluding dividend and interest
expense on short positions	2.46%	2.48%
After waivers and reimbursements
or recoupment of expenses	2.66%	2.79%
Excluding dividend and interest
expense on short positions	2.35%	2.48%

Ratio of net investment loss
to average net assets:(5)(6)
Before waivers and reimbursements of expenses	(0.67)%	(1.14)%
After waivers and reimbursements
or recoupment of expenses	(0.56)%	(1.14)%

Portfolio turnover rate(4)(7)	218.65%	261.70%
(1)	The Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net investment loss ratio include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements
February 28, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Aurora Horizons Fund (the “Fund”) represents a distinct non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Trust has designated three classes of Fund shares: Class A, Class C and Class Y.  The three classes differ principally in their respective distribution expense arrangements as well as their respective sales fee arrangements.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase.  The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus.  Class A shares are subject to a contingent deferred sales charge for purchases made at or above the $1,000,000 breakpoint that are redeemed within eighteen months of purchase.  Class C shares are subject to a contingent deferred sales charge (CDSC) for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus.  The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed.  Class Y shares are no-load shares.  The Fund became effective and commenced operations on March 27, 2013.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Aurora Investment Management L.L.C. (the “Adviser”), the Fund’s investment adviser.

The financial statements include the accounts of Aurora Horizons Fund CFC Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund.  All intercompany accounts and transactions have been eliminated in consolidation.  The Fund may invest up to 25% of its total assets in its Subsidiary.  The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the  Fund’s investment objectives and policies.  As of February 28, 2015 the Subsidiary’s net assets were $17,345,427, which represented 9% of the  Fund’s net assets.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation
Each security owned by the Fund that is listed on a securities exchange, including options and futures contracts, is valued at its last sale price on that exchange on the

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

date as of which assets are valued.  Swap agreements, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value, and these securities generally will be classified as Level 2.

Warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Fixed income securities including asset-backed securities, corporate bonds, defaulted bonds, 144A securities, municipal bonds, US Treasury Bonds and bank loans are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities which have a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.

Over-the-counter financial derivative instruments, such as forward currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker-dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a Pricing Service using a series of techniques, including simulation pricing models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Consolidated Statement of Assets and Liabilities.  Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  In the event the Adviser determines that the price of a swap calculated in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value pricing procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2015:

	Level 1	Level 2	Level 3(2)	Total
Assets
Common Stocks(1)	$115,249,222	$—	$—	$115,249,222
Exchange-Traded Funds	258,058	—	—	258,058
Preferred Stocks(1)	—	589,479	—	589,479
Corporate Bonds(1)	—	15,328,316	—	15,328,316
Municipal Bonds(1)	—	6,678,025	—	6,678,025
Bank Loans	—	1,691,350	—	1,691,350
Investment Companies	604,546	—	—	604,546
Purchased Options	2,653,317	71,178	—	2,724,495
Short-Term Investments	62,303,583	—	—	62,303,583
Warrants	98,430	—	—	98,430
Total Assets	$181,167,156	$24,358,348	$—	$205,525,504

Liabilities
Common Stock	$17,291,697	$—	$—	$17,291,697
Exchange Traded Funds	15,983,142	—	—	15,983,142
Corporate Bonds	—	592,052	—	592,052
Options Written	2,009,457	314,484	—	2,323,941
Total Liabilities	$35,284,296	$906,536	$—	$36,190,832

Other Financial Instruments(3)
Forwards	$—	$544,298	$—	$544,298
Futures	245,323	—	—	245,323
Swaps	—	(178,057)	—	(178,057)
Total Other Financial
Instruments	$245,323	$366,241	$—	$611,564

(1)	See the Consolidated Schedule of Investments for industry/geographic classifications.
(2)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.  For the year ended February 28, 2015, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

(3)	Reflected at the net unrealized appreciation (depreciation) on the contracts held.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the year ended February 28, 2015, there were no transfers between levels for the Fund.
(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the year.
The fair value of derivative instruments as reported within the Consolidated Statement of Assets and Liabilities as of February 28, 2015:

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

	Asset Derivatives
Derivatives not accounted	Consolidated Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$2,724,495
Equity – Futures	Net assets –
	Unrealized appreciation*	363,667
Equity Contracts – Swaps	Unrealized appreciation
	on swap contracts	500,890
Commodity Contracts – Futures	Net assets –
	Unrealized appreciation*	73,726
Interest Rate	Net assets –
Contracts – Futures	Unrealized appreciation*	153,134
Foreign Exchange Contracts –	Unrealized appreciation on
Forward Currency Contracts	forward currency contracts	722,778
Credit Contracts – Swaps	Unrealized appreciation
	on swap contracts	113,755
Total		$4,652,445

	Liability Derivatives
Derivatives not accounted	Consolidated Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$2,323,941
Equity – Futures	Net assets –
	Unrealized depreciation*	228,589
Equity Contracts – Swaps	Unrealized depreciation
	on swap contracts	686,723
Commodity Contracts – Futures	Net assets –
	Unrealized depreciation*	66,488
Interest Rate	Net assets –
Contracts – Futures	Unrealized depreciation*	50,127
Foreign Exchange Contracts –	Unrealized depreciation on
Forward Currency Contracts	forward currency contracts	178,480
Credit Contracts – Swaps	Unrealized depreciation
	on swap contracts	105,979
Total		$3,640,327

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Open Futures Contracts.  Only the current days variation margin is reported within the Consolidated Statement of Assets and Liabilities.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended February 28, 2015 was as follows:

	Amount of Realized Gain (Loss) on
	Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Forward Exchange
Contracts	$—	$—	$—	$—	$1,230,352	$1,230,352
Equity Contracts	(2,810,912)	1,488,775	(680,169)	(955,032)	—	(2,957,338)
Credit Contracts	—	—	—	77,265	—	77,265
Commodity
Contracts	—	—	437,983	—	—	437,983
Interest Rate
Contracts	—	—	834,498	—	—	834,498
Total	$(2,810,912)	$1,488,775	$592,312	$(877,767)	$1,230,352	$(377,240)

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Foreign Exchange
Contracts	$—	$—	$—	$—	$472,541	$472,541
Equity Contracts	(854,657)	496,320	859,758	69,492	—	570,913
Credit Contracts	—	—	—	(46,821)	—	(46,821)
Commodity
Contracts	—	—	(50,914)	—	—	(50,914)
Interest Rate
Contracts	—	—	29,558	—	—	29,558
Total	$(854,657)	$496,320	$838,402	$22,671	$472,541	$975,277

The Fund is subject to a netting arrangement, which governs the terms of certain transactions with select counterparties.  The netting arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The netting arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

The following tables represents the offsetting assets and liabilities as of February 28, 2015:

Assets:
				Gross Amounts not
				offset in the
				Consolidated Statement
		Gross	Net Amounts	of Assets and Liabilities
		Amounts	Presented
		Offset in the	in the		Cash &
	Gross	Consolidated	Consolidated		Securities
	Amounts of	Statement	Statement		Collateral
	Recognized	Assets and	of Assets	Financial	Received	Net
	Assets	Liabilities	and Liabilities	Instruments	(Pledged)	Amount
Description
Futures
Contracts	$65,641	$(65,641)	$—	$—	$—	$—
Total Return
Swap
Contracts	500,890	—	500,890	(500,890)	—	—
Credit Default
Swap
Contracts	113,755	—	113,755	(105,979)	—	7,776
Forward
Contracts	722,778	—	722,778	(178,480)	—	544,298
	$1,403,064	$(65,641)	$1,337,423	$(785,349)	$—	$552,074

Liabilities:
				Gross Amounts not
				offset in the
				Consolidated Statement
		Gross	Net Amounts	of Assets and Liabilities
		Amounts	Presented
		Offset in the	in the		Cash &
	Gross	Consolidated	Consolidated		Securities
	Amounts of	Statement	Statement		Collateral
	Recognized	Assets and	of Assets	Financial	Received	Net
	Liabilities	Liabilities	and Liabilities	Instruments	(Pledged)	Amount
Written
Options	$2,323,941	$—	$2,323,941	$—	$(2,323,941)	$—
Futures
Contracts	103,924	(65,641)	38,283	—	(38,283)	—
Total Return
Swap
Contracts	686,723	—	686,723	(500,890)	(185,833)	—
Credit Default
Swap
Contracts	105,979	—	105,979	(105,979)	—	—
Forward
Contracts	178,480	—	178,480	(178,480)	—	—
	$3,399,047	$(65,641)	$3,333,406	$(785,349)	$(2,548,057)	$—

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options for speculative purposes and to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the year ended February 28, 2015 were as follows:

	Contracts	Premiums
Call Options
Outstanding, Beginning of period	3,518	$996,769
Options written	5,863	905,652
Options terminated in closing transactions	(5,219)	(599,748)
Options exercised	(1,596)	(657,691)
Options expired	(1,033)	(175,846)
Outstanding, End of period	1,533	$469,136

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

	Contracts	Premiums
Put Options
Outstanding, Beginning of period	5,700	$1,171,342
Options written	16,638	4,513,088
Options terminated in closing transactions	(10,814)	(2,205,692)
Options exercised	(466)	(140,402)
Options expired	(6,093)	(796,872)
Outstanding, End of period	4,965	$2,541,464

As of February 28, 2015, the fair value of long positions which served as collateral for options written, as well as other derivative instruments including swaps, forwards and futures, and securities sold short was $34,426,694.

Transactions in purchased options during the year ended February 28, 2015, were as follows:

Contracts
Outstanding, Beginning of period	6,347
Options purchased	46,723
Options terminated in closing transactions	(27,123)
Options exercised	(1,443)
Options expired	(18,398)
Outstanding, End of period	6,106

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional volume amounts during the period were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$184,666,584	$11,709,021
Short	$186,862,805	$13,210,320

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage these risks, including total return swaps and credit default swaps.

Total Return Swaps – A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loan, or bond.  This is owned by the party receiving the set rate payment.

Credit Default Swaps – Credit default swaps have two primary risks: counterparty risk and liquidity risk.

Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At February 28, 2015, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

For the year ended February 28, 2015, the Fund recorded net realized losses of $877,767 resulting from swap activity. The average monthly notional amount of swaps during the period was $6,127,115 for long positions and $12,967,551 for short positions.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

(d) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Consolidated Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Consolidated Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such amounts are recorded on the ex-dividend date as dividend or interest expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At February 28, 2015, the Fund had deposits with a broker which served as collateral for derivative instruments and securities sold short.  The Fund’s deposits with a broker for securities sold short are with Morgan Stanley.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

For tax purposes, the Subsidiary is an exempted Cayman investment company.  The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes.  As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains will be included each year in the Fund’s investment company taxable income.

As of and during the year ended February 28, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.  During the year ended February 28, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

(f) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(i) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Rule 12b-1 distribution and service fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for best tax relief order.  Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

the respective securities using the interest method. Payments received on securities in default are recorded as return of capital.
(3)	Federal Tax Matters
The tax character of distributions paid during the year ended February 28, 2015 was as follows:

February 28, 2015
Ordinary Income	$2,280,084
Long-Term Capital Gain	$364,956

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$199,091,945
Gross tax unrealized appreciation	17,380,796
Gross tax unrealized depreciation	(10,947,237)
Net total unrealized appreciation	$6,433,559
Undistributed ordinary income	2,044,268
Undistributed long-term capital gain	—
Total distributable earnings	$2,044,268
Other accumulated losses	(2,120,112)
Total accumulated gains	$6,357,715

The basis of investments and distributable earnings for tax and financial reporting purposes differ principally due to the deferral of losses on wash sales, straddle adjustments, market-to-market on 1256 contracts and constructive sale adjustments.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2015, the following reclassifications were made for permanent tax differences on the Consolidated Statement of Assets and Liabilities:

Accumulated Undistributed Net Investment Income	$3,351,616
Accumulated Net Realized Loss	$(3,134,115)
Paid-In Capital	$(217,501)

At February 28, 2015, the Fund deferred on a tax basis, post-October short-term losses of $395,816.
(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 2.00% of the Fund’s average daily net assets.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 27, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed the Expense Limitation Cap as follows:

	Class A	Class C	Class Y
Aurora Horizons Fund	2.85%	3.60%	2.60%

Effective June 27, 2014 the Adviser voluntarily reduced the Expense Limitation Caps, for a one year period, to 2.58%, 3.33%, and 2.33% for Class A Shares, Class C Shares, and Class Y Shares, respectively, from the above referenced caps.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the waivers per class that occurred during the year ended February 28, 2015, as well as subject to potential recovery expiring as noted below.  There were no waivers for the period ended February 28, 2014 which are subject to recoupment.

	Class A	Class C	Class Y
February 28, 2018	$12,436	$2,014	$199,538

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Achievement Asset Management LLC
Atlantic Investment Management, Inc.
Chicago Fundamental Investment Partners, LLC
Feingold O’Keeffe Capital, L.L.C.
Graham Capital Management, L.P.
Ionic Capital Management LLC
Kabouter Management, LLC
Kingsford Capital Management, LLC
Kovitz Investment Group, LLC
MPAM Credit Trading Partners L.P.
York Registered Holdings, L.P.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay NGAM Distribution, LLC (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor and the Adviser are affiliated companies.  As of and during the year ended February 28, 2015, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Consolidated Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	Fees Accrued	Fees Owed
Class A	$43,252	$180
Class C	$18,408	$148

(6)	Offering Price Per Share and CDSC

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75%.  The public offering price for Class C and Y shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public.  Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge.  For the year ended February 28, 2015, the Distributor received $2,516 for sales charges on Class A shares.  Sales charges are not an expense of the Fund and are not reflected in the financial statements.

During the year ended February 28, 2015, CDSCs of $1,329 were collected.
(7)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the year ended February 28, 2015, the Fund incurred $389,223 in administration and accounting fees.  At February 28, 2015, the Administrator and Accountant were owed fees of $100,142.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 28, 2015, the Fund incurred $79,165(1), and $96,247(2) in transfer agency and custody fees, respectively.  At February 28, 2015, the Fund owed fees of $19,726, and $20,699 for transfer agency and custody fees, respectively.

(1)	This amount does not include sub transfer agency fees, and therefore it does not agree to the amount on the Consolidated Statement of Operations.
(2)	This amount does not include prime broker expenses and therefore it does not agree to the amount on the Consolidated Statement of Operations.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

The Fund also has a line of credit with U.S. Bank (see Note 11).
The Distributor is affiliated with the Adviser.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 28, 2015, the Fund was allocated $29,208 of the Trust’s Chief Compliance Officer fee.  At February 28, 2015, the Fund owed fees of $6,798 to USBFS for Chief Compliance Officer’s services.

(8)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
Class A	February 28, 2015	February 28, 2014(1)
Shares sold	812,612	2,322,866
Shares reinvested	13,686	—
Shares redeemed	(2,198,211)	(107,063)
Net increase (decrease)	(1,371,913)	2,215,803

	Year Ended	Period Ended
Class C	February 28, 2015	February 28, 2014(1)
Shares sold	54,520	152,119
Shares reinvested	1,834	—
Shares redeemed	(30,232)	(1,478)
Net increase	26,122	150,641

	Year Ended	Period Ended
Class Y	February 28, 2015	February 28, 2014(1)
Shares sold	12,080,097	19,047,292
Shares reinvested	237,060	—
Shares redeemed	(8,901,233)	(4,426,321)
Net increase	3,415,924	14,620,971

(1) The Fund commenced operations on March 27, 2013.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2015

(9)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended February 28, 2015, are detailed below.

Purchases
U.S. Government	$—
Other	322,169,568
$322,169,568
Sales
U.S. Government	$—
Other	316,162,075
$316,162,075

(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2015, UBS, for the benefit of its customers held 63% of the outstanding shares for Class A.  UBS and RBC Capital Markets LLC, for the benefit of its customers, held 30% and 26%, respectively, of the outstanding shares for Class C. Charles Schwab, for the benefit of its customers, owned 59% of the outstanding shares for Class Y.

(11)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $20,000,000, which expires on August 13, 2015.  This line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions and is secured by the Fund’s investments.  Interest will be accrued at the prime rate of 3.25% as of February 28, 2015.  The credit facility is with the Fund’s custodian, U.S. Bank.  During the year ended February 28, 2015, the Fund did not utilize the line of credit.

(12)	Subsequent Events

Effective April 9, 2015, Pine River Capital Management L.P. (“Pine River”) has been added as a sub-adviser to the Aurora Horizons Fund (the “Fund”).  The Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and Pine River entered into a sub-advisory agreement on March 23, 2015, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on March 16, 2015, the Board approved the sub-advisory contract between the Adviser and Pine River, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of May 8, 2013.

AURORA HORIZONS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Aurora Horizons Fund and
Board of Trustees for Trust for Professional Managers

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, securities sold short, options written, open futures contracts, open forward currency contracts, total return swaps, and credit default swaps, of Aurora Horizons Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2015, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two periods in the period then ended.  These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Aurora Horizons Fund as of February 28, 2015, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
April 29, 2015

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 22, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Aurora Horizons Fund (the “Fund”), a series of the Trust, and Aurora Investment Management L.L.C. the Fund’s investment adviser (the “Adviser” or “Aurora”).  The Trustees also met at a prior meeting held on October 27, 2014 (the “October 27, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.

In connection with the review, the Trustees were familiar with the Aurora Horizons Fund’s stated investment objective to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trustees were also familiar with Aurora’s strategy to achieve the Aurora Horizon Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers who implement a number of different alternative investment strategies and invest in a variety of markets and that each sub-adviser’s investment strategy is intended to contribute to the Aurora Horizons Fund’s investment objective under varying market conditions.

Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending January 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Aurora to the Fund and the amount of time devoted by Aurora’s staff to the Fund’s operations.  The Trustees considered Aurora’s specific responsibilities in all aspects of day-to-day

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

management of the Fund, including its recommendations with respect to the hiring, termination or replacement of the Fund’s sub-advisers and its oversight of the investment strategies implemented by the Fund’s sub-advisers.  The Trustees also considered the qualifications, experience and responsibilities of Roxanne M. Martino, Scott C. Schweighauser, Justin D. Sheperd, Anne Marie Morley, Gregory D. Schneiderman and Patrick C. Sheedy, the individuals from Aurora serving as portfolio managers to the Fund, and other key personnel at Aurora who are involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by Aurora in a due diligence summary, including a summary of Aurora’s compliance program, and discussed Aurora’s marketing activity and its continuing commitment to the growth of the Fund’s assets.  The Trustees noted that during the course of the prior year they had met with representatives of Aurora in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by Aurora.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of Aurora.  The Trustees discussed in detail Aurora’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Aurora’s compliance program and oversight of the compliance programs of the Fund’s sub-advisers.  The Trustees concluded that Aurora had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Fund, as well as Aurora’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Class Y shares of the Fund for the year-to-date, one-year, and since inception periods ended June 30, 2014.  In assessing the quality of the management services delivered by Aurora, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (HFRI Fund of Funds Composite Index).  The Trustees noted that the Fund outperformed the benchmark index for the year-to-date and one-year periods ended June 30, 2014, and slightly underperformed its benchmark for the since inception period ended June 30, 2014.

After considering all of the information, the Trustees concluded that the performance obtained by Aurora for the Fund was satisfactory under current market conditions and that Aurora has developed the necessary expertise and resources in selecting and managing the Fund’s sub-advisers to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Aurora’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER
The Trustees considered the cost of services and the structure of Aurora’s fees, including a review of the expense analyses and other pertinent material with respect

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund in comparison to a peer group of U.S. open end multialternative funds (sub-advised funds only) as constructed by data presented by Morningstar Direct (the “the Morningstar Peer Group”), as well as the fee waivers and expense reimbursements made by Aurora.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s “manager of managers” structure, noting that Aurora pays the Fund’s sub-advisory fees out of its own management fees, and that the Fund is not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Aurora, reviewing Aurora’s financial information and noting that Aurora had subsidized the Fund’s operations through management fee waivers and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to Aurora from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by Aurora.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the October 27, 2014 Meeting and the January 22, 2015 meeting at which the Advisory Agreement was formally considered, as well as the reports made by Aurora over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 2.00% fell into the bottom of the fourth quartile, above the Morningstar Peer Group average of 1.37%, which fell into the second quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 2.70% for Class Y shares fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 2.17%, which fell within the second quartile.  The Trustees then compared the fees paid by the Fund to the fees associated with Aurora’s other investment products (none of which are managed in the same structure as the Fund) and noted that the Fund’s fees were reasonable in comparison.

The Trustees concluded that the Fund’s expenses and the management fees paid to Aurora were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Fund’s “manager of managers” structure.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Fund and the Trustees further concluded that Aurora maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Fund’s assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees considered the management fee waivers by Aurora with respect to the Fund.  The Trustees

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

concluded that Aurora’s management fee structure and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Aurora and the Fund at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Aurora from its association with the Fund.  The Trustees concluded that any benefits Aurora received from its management of the Fund, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending January 31, 2016 as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF NEW SUB-ADVISORY AGREEMENT

The Board met in person at a special meeting held on September 29, 2014 to consider the approval of a new sub-advisory agreement (the “AAM Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and Achievement Asset Management LLC (“AAM”).  The AAM Sub-Advisory Agreement was necessary due to the expected change in control of PEAK6 Advisors LLC (“PEAK6”), an investment sub-adviser to the Fund, as of the close of business on September 30, 2014.  The Board reviewed memoranda provided by PEAK6 and the Adviser, which had been included in the meeting materials and detailed the transaction pursuant to which the change in control would occur.  The Trustees specifically noted that PEAK6 Investments, L.P., a current control person of PEAK6, had entered into a definitive agreement to sell its stake in PEAK6 to Joe Scoby, who also is a current control person of PEAK6.  The Trustees further noted PEAK6 would change its name to Achievement Asset Management LLC as of October 1, 2014.  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the AAM Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the AAM Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the AAM’s Sub-Advisory Agreement, due diligence materials prepared by AAM (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including AAM’s code of ethics) and other pertinent information.

In connection with the review, the Trustees were familiar with the Fund’s stated investment objective to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.

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Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

The Trustees were also familiar with the Adviser’s strategy to achieve the Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers, including AAM, who implement a number of different alternative investment strategies and invest in a variety of markets and that each sub-adviser’s investment strategy is intended to contribute to the Fund’s investment objective under varying market conditions.

Based on their evaluation of the information provided by the Adviser and AAM, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AAM Sub-Advisory Agreement for an initial term ending October 1, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the Sub-Advisory Agreement between the Adviser and AAM and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by AAM to the Fund.  The Trustees considered AAM’s specific responsibilities in all aspects of day-to-day management of a portion of the Fund’s assets, as well as the qualifications, experience and responsibilities of the portfolio managers for the segment of the Fund’s assets managed by AAM, and other key personnel at AAM.  The Trustees concluded that AAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the AAM Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

The Trustees discussed the performance of the Class Y shares of the Fund, including the performance relating specifically to the segment of the Fund’s assets managed by PEAK6 prior to the change in control.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by PEAK6 for the year-to-date, one-year and since-inception periods ended June 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by PEAK6 on both an absolute basis and in comparison to a benchmark index (the HFRI Equity Market Neutral Index) and in comparison to a composite of PEAK6 accounts with similar investment strategies to that of the Fund.  The Trustees noted that, for the one-year period ended June 30, 2014, the segment of the Fund’s portfolio managed by PEAK6 underperformed the benchmark index and the overall Fund’s performance, as well as the comparable PEAK6 composite; for the year-to-date period the segment managed by Peak6 outperformed the index, but underperformer the overall Fund and for the since inception period ended June 30, 2014 underperformed the Fund.  The Trustees noted

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

the PEAK6 account composite performance differed from that of the segment of the Fund managed by PEAK6 due to differences in leverage requirements, concentration limits and restrictions provided under the 1940 Act.  After considering all the information, the Trustees concluded that the performance obtained by PEAK6 for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by AAM subsequent to the change in control of PEAK6.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to AAM under the AAM Sub-Advisory Agreement, noting the fees were identical to those paid by the Adviser to PEAK6 prior to the change in control of PEAK6.  Since AAM’s sub-advisory fees would be paid by the Adviser, the overall advisory fee paid by the Fund would not be directly affected by AAM’s sub-advisory fee.  Consequently, the Trustees did not consider the costs of services to be provided by AAM or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to AAM by the Adviser were reasonable in light of the services to be provided under the AAM Sub-Advisory Agreement.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to AAM would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by AAM from its association with the Fund.  The Trustees concluded that the benefits that AAM may receive appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the approval of the AAM Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to AAM.  Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the AAM Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ RENEWAL OF SUB-ADVISORY AGREEMENTS

The Board met in person at a meeting held on January 22, 2015 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Fund, entered into between the Adviser and certain of the Fund’s sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”),

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

specifically Graham Capital Management, L.P. (“Graham”), Kabouter Management, LLC (“Kabouter”), Kingsford Capital Management, LLC (“Kingsford”), Kovitz Investment Group, LLC (“KIG”), MPAM Credit Trading Partners L.P. (“MPAM”) and York Registered Holdings, L.P. (“York”).  The Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  The Trustees also met at the October 27, 2014 Meeting to review materials related to the renewal of the Sub-Advisory Agreements.  In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.

In connection with the review, the Trustees were familiar with the Fund’s stated investment objective to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trustees were also familiar with Aurora’s strategy to achieve the Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers, including the Sub-Advisers, who implement a number of different alternative investment strategies and invest in a variety of markets and that each sub-adviser’s investment strategy is intended to contribute to the Fund’s investment objective under varying market conditions.

Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending January 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Advisers, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of the Aurora Sub-Advisers to the Fund.  The Trustees considered Graham’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Kenneth G. Tropin and Pablo Calderini, who serve as the portfolio managers for the segment of the Fund’s assets managed by Graham, and other key personnel at Graham.  The Trustees considered Kabouter’s

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Peter Zaldivar and Marcel Houtzager, who serve as the portfolio managers for the segment of the Fund’s assets managed by Kabouter, and other key personnel at Kabouter.  The Trustees considered Kingsford’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Michael Wilkins and Louis Corrigan, who serve as the portfolio managers for the segment of the Fund’s assets managed by Kingsford, and other key personnel at Kingsford.  The Trustees also considered KIG’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Mitchell A. Kovitz, Jonathan A. Shapiro and Joel D. Hirsh, who serve as the portfolio managers for the segment of the Fund’s assets managed by KIG, and other key personnel at KIG.  The Trustees also considered MPAM’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Craig E. Ruch, Brent C. Zimmerman and Sean M. Roche, who serve as the portfolio managers for the segment of the Fund’s assets managed by MPAM, and other key personnel at MPAM.  The Trustees also considered York’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of James G. Dinan and David M. Damast, who serve as the portfolio managers for the segment of the Fund’s assets managed by York, and other key personnel at York.  The Trustees also considered information provided by each of the Sub-Advisers at the October 27, 2014 Meeting and the January 22, 2015 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their strategies for the Fund, brokerage practices and compliance and risk management programs.

The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that the Sub-Advisers had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of the Sub-Advisers to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS
The Trustees discussed the performance of the Class Y shares of the Fund, including the performance relating specifically to each segment of the Fund’s assets managed by each of the Sub-Advisers.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Graham for the year-to-date, one-year and since-inception periods ended June 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Graham on both an absolute basis and in comparison to benchmark indices (the Barclay CTA Index and the Barclay Systemic Index) and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Kabouter for the year-to-date, one-year and since-inception periods ended June 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Kabouter on both an absolute basis

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

and in comparison to a benchmark index (the MSCI EAFE Index), in comparison to a composite of accounts managed by Kabouter with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Kingsford for the year-to-date, one-year and since-inception periods ended June 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Kingsford on both an absolute basis and in comparison to a benchmark index (the Russell 2000 Index), in comparison to a secondary index (the S&P 500 Index), in comparison to a private fund managed by Kingsford with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by KIG for the year-to-date, one-year and since-inception periods ended June 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by KIG on both an absolute basis and in comparison to a benchmark index (the HFRX Equity Hedge Index), in comparison to a secondary index (the S&P 500 Index), in comparison to other private funds managed by KIG with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by MPAM for the year-to-date, one-year and since-inception periods ended June 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by MPAM on both an absolute basis and in comparison to a benchmark index (the HFRI RV: Fixed Income – Corporate Index), in comparison to a private fund managed by MPAM with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by York for the year-to-date, one-year and since-inception periods ended June 30, 2014.  The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by York on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to the Fund’s overall performance for each period.

After considering all the information, the Trustees concluded that the performance obtained by each of the Sub-Advisers for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by the Sub-Advisers.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Aurora to the Sub-Advisers under the Sub-Advisory Agreements.  The Trustees noted that Aurora had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

services performed by each of the Aurora Sub-Advisers.  Since the sub-advisory fees are paid by Aurora, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to the Aurora Sub-Advisers.  Consequently, the Trustees did not consider the costs of services provided by each of the Aurora Sub-Advisers or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid by Aurora were reasonable in light of the services provided by the Aurora Sub-Advisers.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to the Aurora Sub-Advisers are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of the Aurora Sub-Advisers from their association with the Fund.  The Trustees concluded that the benefits that each Aurora Sub-Adviser may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of each of the Sub-Advisory Agreements for an additional term ending January 31, 2016 as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF NEW SUB-ADVISORY AGREEMENT

The Board met in person at a meeting held on January 22, 2015 to consider the approval of a sub-advisory agreement (the “FOC Sub-Advisory Agreement”) for the Aurora Horizons Fund (the “Fund”), a series of the Trust, entered into between the Adviser and Feingold O’Keeffe Capital, L.L.C. (“FOC Partners”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the FOC Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the FOC Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the FOC Sub-Advisory Agreement, due diligence materials prepared by FOC Partners (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including FOC Partners’ code of ethics), a memorandum prepared by the Trust’s CCO discussing FOC Partner’s compliance program, and other pertinent information.

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

In connection with the review, the Trustees were familiar with the Aurora Horizons Fund’s stated investment objective to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trustees were also familiar with Aurora’s strategy to achieve the Aurora Horizon Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers, including FOC Partners, who implement a number of different alternative investment strategies and invest in a variety of markets and that each sub-adviser’s investment strategy is intended to contribute to the Aurora Horizons Fund’s investment objective under varying market conditions.

Based on their evaluation of the information provided by the Adviser and FOC Partners, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the FOC Sub-Advisory Agreement for an initial term ending two years following the hiring of FOC Partners.

DISCUSSION OF FACTORS CONSIDERED

In considering the Sub-Advisory Agreement between the Adviser and FOC Partners and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by FOC Partners to the Aurora Horizons Fund.  The Trustees considered FOC Partners’ specific responsibilities in all aspects of day-to-day management of a portion of the Aurora Horizons Fund’s assets, as well as the qualifications, experience and responsibilities of Andrea S. Feingold and R. Ian O’Keeffe, who will serve as the portfolio managers for the segment of the Aurora Horizons Fund’s assets managed by FOC Partners, and other key personnel at FOC Partners.  The Trustees concluded that FOC Partners had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the FOC Partners Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Aurora Horizons Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

In assessing the portfolio management services to be provided by FOC Partners, the Board considered the qualifications, background and experience of the portfolio managers and the performance of a private fund managed by FOC Partners using a similar strategy to that which would be applied to FOC Partners’ segment of the Aurora Horizons Fund in comparison to a benchmark index (the Merrill Lynch High Yield Index) and a blended benchmark index (the Merrill Lynch High Yield Index and the Merrill Lynch High Yield Master II Index).  The Trustees concluded that the Aurora Horizons Fund and its shareholders were likely to benefit from FOC Partners’ management.

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements (Continued) (Unaudited)

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by Aurora to FOC Partners under the FOC Partners Sub-Advisory Agreement.  Since FOC Partners’ sub-advisory fees would be paid by Aurora, the overall advisory fee paid by the Aurora Horizons Fund would not be directly affected by FOC Partners’ sub-advisory fee.  Consequently, the Trustees did not consider the costs of services to be provided by FOC Partners or its profitability from its relationship with the Aurora Horizons Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to FOC Partners by Aurora were reasonable in light of the services to be provided under the FOC Partners Sub-Advisory Agreement.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to FOC Partners would not be paid by the Aurora Horizons Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by FOC Partners from its association with the Aurora Horizons Fund.  The Trustees concluded that the benefits that FOC Partners may receive appear to be reasonable, and in many cases benefit the Aurora Horizons Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the approval of the FOC Partners Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to FOC Partners.  Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the FOC Partners Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

AURORA HORIZONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

AURORA HORIZONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 54.93% of its ordinary income distribution for the year ended February 28, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2015, 28.23% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended February 28, 2015, 80.16% of taxable ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-443-2862.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Director, Chief		Multi-Asset
Age: 71		2009	Administrative		Endowment
			Officer (“CAO”) and		fund complex
			Chief Compliance		(three closed-
			Officer (“CCO”),		end investment
			Granite Capital		companies);
			International Group,		Independent
			L.P. (an investment		Trustee, Gottex
			management firm)		Multi-
			(1994–2011).		Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-
end investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).

Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012),
Student, Marquette
University Law
School (August
2007–May 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President, U.S.
Milwaukee, WI 53202	Officer,	July 1,	Bancorp Fund
Age: 54	Vice	2014	Services, LLC
	President		(January 2014–
	and		present); Senior
	Anti-Money		Vice President,
	Laundering		Ariel Investments,
	Officer		LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Fund.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-443-2862. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30 is available without charge, upon request, by calling, toll free, 1-800-443-2862, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-443-2862 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

AURORA HORIZONS FUND

Investment Adviser	Aurora Investment Management L.L.C.
300 North LaSalle Street, 52nd Floor
Chicago, Illinois 60654

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor	NGAM Distribution, L.P.
399 Boylston Street
Boston, Massachusetts 02116

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2015	FYE 2/28/2014
Audit Fees	$43,000	$28,000
Audit-Related Fees	0	0
Tax Fees	$5,500	$5,500
All Other Fees	$2,500	$2,800

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2015	FYE 2/28/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015	FYE 2/28/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date     April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
 John Buckel, President

Date     April 30, 2015

By (Signature and Title)*        /s/ Jennifer Lima
 Jennifer Lima, Treasurer

Date     April 30, 2015

* Print the name and title of each signing officer under his or her signature.